UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
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CDK Global, Inc.
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2020 PROXY STATEMENT

and Notice of Annual Meeting of Stockholders

Enabling End-To-End Automotive Commerce

CDKGlobal®

NOTICE OF 2020 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

November 12, 2020	9:00 a.m. central time	www.virtualshareholdermeeting. com/ CDK2020
Notice is hereby given that the 2020 Virtual Annual Meeting of Stockholders of CDK Global, Inc. (the “Company,” “CDK Global,” “us,” “our” or “we”), will be held on November 12, 2020 at 9:00 a.m. central time at www.virtualshareholdermeeting.com/CDK2020 (the “Annual Meeting”). This Annual Meeting will be a completely virtual, live, audio webcast meeting of stockholders. There will be no physical location for stockholders to attend.
The items of business are:
1.	Election of nine nominees named in the proxy statement as directors, each for a term of one year;
2.	An advisory vote to approve compensation of our named executive officers; and
3.	Ratification of the appointment of our independent registered public accountants.
All stockholders of record of our common stock at the close of business on September 18, 2020, the record date, are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.
September 29, 2020
Hoffman Estates, Illinois

Lee J. Brunz
Executive Vice President, General Counsel and Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING
SEC rules permit companies to furnish proxy materials to their stockholders over the internet. This expedites stockholders’ receipt of proxy materials, lowers annual meeting costs and conserves natural resources. We are therefore mailing stockholders a Notice of Internet Availability of Proxy Materials, rather than a paper copy of the proxy statement and our Annual Report on Form 10-K. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials online, vote and (if desired) obtain a paper copy of our proxy materials. This Notice of Internet Availability of Proxy Materials will first be mailed to stockholders on or about October 2, 2020.
YOUR VOTE IS IMPORTANT
Your vote is important, and we urge you to vote as promptly as possible by using the internet, by telephone, or by signing, dating and returning the proxy card mailed to you if you received a paper copy of this proxy statement.

4	VOTING MATTERS
4	CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
5	PROPOSAL 1: ELECTION OF DIRECTORS
6	Director Nominees
11	Majority Voting Standard
11	BOARD COMPOSITION AND REFRESHMENT
11	Director Selection and Board Membership Criteria
11	Board and Committee Self-Assessments
12	Director Orientation and Continuing Education
12	INFORMATION ABOUT OUR EXECUTIVE OFFICERS
13	BOARD AND COMMITTEE GOVERNANCE
13	Best Practices
14	The Board's Role in Strategy Oversight
14	The Board's Role in Risk Oversight
15	Board Leadership Structure
15	Board Independence
15	Corporate Governance Guidelines and Committee Charters
15	Board Committees
18	Board and Committee Meeting Attendance
18	Executive Sessions
18	Outside Advisors
18	Stockholder Communications
19	Code of Business Conduct and Ethics
20	Corporate Hotline
20	CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS
21	COMPENSATION OF NON-EMPLOYEE DIRECTORS
24	COMPENSATION OF NAMED EXECUTIVE OFFICERS
24	Proposal 2: Advisory Vote to Approve Compensation of Named Executive Officers
24	Results of 2019 Stockholder Advisory Vote to Approve Compensation of Named Executive Officers
25	Compensation Discussion and Analysis
42	Compensation Committee Report
43	Compensation Committee Oversight
43	Compensation Tables
56	Pay Ratio Disclosure
57	AUDIT COMMITTEE MATTERS

57	Proposal 3: Ratify the Appointment of Deloitte as our Independent Registered Public Accounting Firm for Fiscal 2021
57	Independent Accounting Firm Independence and Fee Pre-Approval Policies and Procedures
58	Fees of Independent Accounting Firm
58	Report of the Audit Committee of the Board of Directors
59	OWNERSHIP OF AND TRADING IN OUR STOCK
59	Security Ownership of Certain Beneficial Owners and Management
60	DEADLINES FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS
60	Exchange Act Rule 14a-8 Proposals
60	Director Nominations for Inclusion in our Proxy Materials (Proxy Access)
61	Other Proposals and Nominations
61	Additional Requirements
62	QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

VOTING MATTERS
Stockholders are being asked to vote on the following matters at the Annual Meeting:
Management Proposal:	For More Information	Board Recommendation	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1. Election of nine nominees named in the proxy statement as directors, each for a term of one year	Page 5	✔ FOR each director nominee	Majority of votes cast	None	None
2. An advisory vote to approve compensation of named executive officers	Page 24	✔ FOR	Majority of shares present and entitled to vote	Against	None
3. Ratification of the appointment of our independent registered public accountants	Page 57	✔ FOR	Majority of shares present and entitled to vote	Against	None
You may cast your vote in any of the following ways:

Internet	Phone	Mail
Visit www.ProxyVote.com. You will need the 16-digit number included in your proxy card, voter instruction form or notice.	Call 1-800-690-6903 or the number on your voter instruction form. You will need the 16-digit number included in your proxy card, voter instruction form or notice.	Send your completed and signed proxy card or voter instruction form to the address on your proxy card or voter instruction form.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements made in this document, other than statements of historical fact, may be forward-looking statements. These statements are based on management's expectations and assumptions as of the date of this filing and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed, or implied by, these forward-looking statements. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include, but are not limited to, those discussed in Part I, Item 1A of the Company's Annual Report on Form 10-K for fiscal 2020 under the heading “Risk Factors.” We disclaim any obligation to update or revise forward-looking statements that may be made to reflect new information or future events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law. As used herein, “CDK Global,” “CDK,” the “Company,” “we,” “our,” and similar terms include CDK Global, Inc. and its consolidated subsidiaries, unless the context indicates otherwise. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

PROPOSAL 1: ELECTION OF DIRECTORS
Upon the recommendation of the nominating and governance committee, the CDK Global Board of Directors (the “Board”) has nominated nine directors for election at the Annual Meeting. Each nominee is currently serving as one of our directors. If you re-elect them, they will hold office until our next annual meeting of stockholders or until their successors have been elected and qualified. If any of the nominees should for any reason be unable or unwilling to serve as of the Annual Meeting, the Board may designate a substitute nominee or reduce the size of the Board. If the Board designates a substitute nominee, the proxies will be voted for the election of such other person.
The nominating and governance committee and the Board look for current and potential directors collectively to have a mix of skills, experience, qualifications, and attributes that strike the right balance between long-term understanding of our business and fresh external perspectives, and that ensure we have a well-rounded, diverse Board that functions effectively as a unit. Recognizing that the selection of qualified directors is complex and crucial to our long-term success, the Board and the nominating and governance committee have established the Board composition and refreshment processes as described beginning on page 11 of this proxy statement.
All nine of our nominees are seasoned leaders, the majority of whom are or were chief executive officers or other senior executives. Collectively, they bring to the Board a balanced mix of skills, experience, and qualifications gained during their tenure at a wide array of public companies, private companies, non-profits, and other organizations. The following graphics summarize the average age, independence, demographic diversity, skills, experience and qualifications of the nominees, and highlight the balanced mix of skills, experience, and qualifications of the Board as a whole. This high-level summary is not intended to be an exhaustive list of the nominees' collective skills, experience, and qualifications, or their contributions to the Board. On the following pages we have indicated for each nominee certain of the specific skills, experience, and qualifications that led the nominating and governance committee and the Board to conclude that the nominee should continue to serve as a director.

Average Age

61
Years
90
30
60

Independence

Board Is 89% Independent

Gender and Ethnic Diversity

4

Board is
44% Diverse

Diversity of Skills, Experience and Qualifications

1
Automotive Retail
11%
5
Capital Markets
56%
7
CEO Experience
78%
5
Data Security Oversight
56%
7
Enterprise Risk Management
78%
6
Investor Relations
67%
6
International Diversification
67%
7
M&A / Divestiture
78%
5
Operations BPI /BPO
56%
9
Strategy
100%
7
CEO Succession
78 %
5
Technology / Technologist
56%

PROPOSAL 1: ELECTION OF DIRECTORS

DIRECTOR NOMINEES
The Board and the nominating and governance committee believe that the following director nominees possess the necessary skills, experience, qualifications, and attributes to provide effective oversight of the business and quality advice and counsel to our management to ensure accountability to our stockholders:
Director	Age	Director Since	Primary Occupation	Other Public Boards	Committee(s)
					AC	CC	NGC
Leslie A. Brun, (Chairman)	68	2014	Chairman and Chief Executive Officer of SARR Group, LLC	3
Willie A. Deese	65	2014	Retired Executive Vice President of Merck & Co., Inc.	3		Chair
Amy J. Hillman	55	2014	Dean of the W. P. Carey School of Business at Arizona State University				Chair
Brian M. Krzanich	60	2018	President and Chief Executive Officer	1
Stephen A. Miles	52	2014	Chief Executive Officer of The Miles Group				Member
Robert E. Radway	60	2014	Founder, Chairman and Chief Executive Officer of NXT Capital		Member	Member
Stephen F. Schuckenbrock	60	2016	Former Chief Executive Officer of CROSSMARK		Member
Frank S. Sowinski	64	2014	Former Chief Financial Officer of Dun & Bradstreet		Chair		Member
Eileen J. Voynick	66	2016	Former Chief Executive Officer of Sparta Systems			Member
The following pages present information regarding each director nominee, including information about each nominee’s professional experience, areas of expertise, background, and qualifications that led the Board to nominate him or her for election. The following also includes information about all public company directorships each nominee currently holds.
The Board recommends that you vote FOR the election of the following nominees:

Leslie A. Brun	Chairman and Chief Executive Officer of SARR Group, LLC
Age 68	Independent Chairman of the Board
Director Since	September 2014
Board Committees	None
Other Public Boards

Broadridge Financial Solutions, Inc. (Chair) Corning, Inc. Merck & Co., Inc. Director Qualification Highlights CEO Experience Capital Markets Investor Relations Enterprise Risk Management
BIOGRAPHY

Mr. Brun has been the Chairman and Chief Executive Officer of SARR Group, LLC, an investment holding company, since 2006. He is Vice Chairman and Senior Advisor of G100 Companies and a member of the Council on Foreign Relations. In addition, he was formerly Managing Director and head of investor relations at CCMP Capital Advisors, LLC, a global private equity firm. He is also the founder and Chairman Emeritus of Hamilton Lane Advisors, a provider of asset management services for which he served as Chief Executive Officer and Chairman from 1991 until 2005. From 1988 to 1991, he was Managing Director and co-founder of the investment banking group of Fidelity Bank in Philadelphia. Mr. Brun has served as a director of Broadridge Financial Solutions, Inc. (“Broadridge”), an investor communications and business process outsourcing provider, since 2007 and as Broadridge’s Chairman of the Board since 2011. He has served as a director of Merck & Co., Inc. (“Merck”), a health care company, since 2009 and lead director

PROPOSAL 1: ELECTION OF DIRECTORS

since 2016, and as a director of Corning, Inc., a materials and technology company, since July 2018. He served as a director of Hewlett Packard Enterprise Company, a technology solutions provider, from 2015 to 2018, and as a director of Automatic Data Processing, Inc. (“ADP”) from 2003 to 2015 and as ADP’s Chairman of the Board from 2007 to 2015. Mr. Brun’s investment banking and leadership experience provide him with extensive financial and management expertise, and his directorships at other public companies have given him broad experience with governance and other issues facing public companies.

Willie A. Deese	Retired Executive Vice President of Merck & Co., Inc.
Age 65	Independent Director
Director Since	September 2014
Board Committees	Compensation (Chair)
Other Public Boards
Dentsply Sirona Inc. Public Service Enterprise Group, Inc. G1 Therapeutics, Inc. Director Qualification Highlights Operations / BPI / BPO Strategy Enterprise Risk Management
BIOGRAPHY

Mr.Deese has served as an independent director of Dentsply Sirona, a leading manufacturer and distributor of dental and other consumable healthcare products, since 2011, Public Service Enterprise Group, a diversified energy company, since 2015, and G1 Therapeutics, a clinical-stage biopharmaceutical company, since 2018. Mr. Deese served as an Executive Vice President of Merck from 2008 to 2016 and as President of the Merck Manufacturing Division from 2005 to 2016. Mr. Deese also served as Merck’s Senior Vice President of Global Procurement from 2004 to 2005. Prior to joining Merck, Mr. Deese served as Senior Vice President of Global Procurement and Logistics at GlaxoSmithKline and as Vice President of Purchasing, at Kaiser Permanente. In addition to his experience as a director of publicly traded companies, Mr. Deese brings to the Board substantial experience and expertise in both business transformation and strategic oversight and management of complex global operations from his roles at Merck and GlaxoSmithKline.

Amy J. Hillman	Dean of the W. P. Carey School of Business at Arizona State University
Age 55	Independent Director
Director Since	September 2014
Board Committees	Nominating and Governance (Chair)
Other Public Boards
None Director Qualification Highlights Strategy Operations/BPI/BPO Investor Relations Data Security Oversight
BIOGRAPHY

Since 2013, Dr. Hillman has served as the Dean of the W. P. Carey School of Business at Arizona State University, where she has taught as a Professor since 2006 and as an Associate Professor from 2001 to 2006. She holds a PhD in Strategic Management and is a fellow of the Academy of Management. Dr. Hillman also serves on the non-profit boards of The Association to Advance Collegiate Schools of Business and the ASU Research Park. In addition to her management skills gained as the leader of one of the largest U.S. business schools, Dr. Hillman brings to the Board expertise in the areas of business strategy and corporate governance, on which she has taught, consulted with major corporations, and conducted research.

PROPOSAL 1: ELECTION OF DIRECTORS

Brian M. Krzanich	President and Chief Executive Officer
Age 60	Director
Director Since	November 2018
Board Committees	None
Other Public Boards
ams AG Director Qualification Highlights CEO Experience Technology/Technologist Strategy Investor Relations Operations / BPI / BPO Data Security Oversight
BIOGRAPHY

Mr. Krzanich has served as our President and Chief Executive Officer and as a member of our Board of Directors since November 7, 2018. Mr. Krzanich served as the Chief Executive Officer of Intel Corporation from 2013 to June 2018. As Chief Executive Officer, he led Intel’s corporate strategy and operations, including development of Intel’s business model and identification of emerging technologies. Mr. Krzanich joined Intel in 1982, became a corporate Vice President in 2006, and served until 2010 as Vice President and General Manager of Assembly and Test. He was Senior Vice President and General Manager of Manufacturing and Supply Chain from 2010 to 2012. He became Executive Vice President and Chief Operating Officer in 2012, responsible for global manufacturing, supply chain, human resources, and information technology. Mr. Krzanich has served as a member of the supervisory board of ams AG, a designer and manufacturer of advanced sensor solutions, since June 2019 and previously served on the board of directors of Deere & Company from 2016 to April 2018. Mr. Krzanich brings to the Board significant senior leadership, operations, technology, and global strategic experience from his more than 36 years of service with Intel.

Stephen A. Miles	Founder and Chief Executive Officer of The Miles Group
Age 52	Independent Director
Director Since	September 2014
Board Committees	Nominating and Governance
Other Public Boards
None Director Qualification Highlights CEO Experience CEO Succession Strategy
BIOGRAPHY

Mr. Miles has served as the founder and Chief Executive Officer of The Miles Group, a provider of global chief executive officer and board consulting and advisory services (focused on the topics of succession, board and organizational effectiveness, and talent management), since 2012. Previously, Mr. Miles served as Vice Chairman, Leadership Advisory at Heidrick & Struggles, a global executive search and executive leadership consulting firm from 2010 to 2012 and as Managing Partner and Head, Leadership Advisory for Heidrick & Struggles from 2005 to 2010, where he was responsible for managing its global Leadership Advisory Services business. Mr. Miles specializes in chief executive officer succession and brings to the Board substantial expertise in leadership selection, succession planning and organizational effectiveness from his roles at Heidrick & Struggles and The Miles Group.

PROPOSAL 1: ELECTION OF DIRECTORS

Robert E. Radway	Founder; Chairman and Chief Executive Officer of NXT Capital
Age 60	Independent Director
Director Since	September 2014
Board Committees	Audit, Compensation
Other Public Boards

None Director Qualification Highlights CEO Experience Capital Markets Strategy
BIOGRAPHY

Mr. Radway has served as Founder, Chairman and Chief Executive Officer of NXT Capital, a middle-market lender and asset manager with approximately $10 billion in assets under management since 2010. In August 2018, NXT Capital was acquired by ORIX Corporation USA, a wholly owned subsidiary of ORIX Corporation, a publicly traded, diversified financial services company headquartered in Tokyo, Japan. From 2001 to 2008, Mr. Radway served as Managing Director and President of Merrill Lynch Capital, the commercial finance unit of Merrill Lynch Bank USA that, prior to its sale in 2008, had owned and managed assets in excess of $30 billion and approximately 550 employees. Prior to his service with Merrill Lynch Capital, Mr. Radway held senior positions with Heller Financial, Inc., including Executive Vice President of Corporate Strategy and Development responsible for the company’s strategic planning, business development, and M&A worldwide. Mr. Radway’s roles as the chief executive of NXT Capital and as president of Merrill Lynch Capital have provided him with extensive executive management, operational, and business strategy experience. He brings to the board the ability to analyze and oversee financial reporting and performance, as well as expertise in capital markets and financing initiatives, corporate strategy, and human resource development and retention.

Stephen F. Schuckenbrock	Former Chief Executive Officer of CROSSMARK Inc.
Age 60	Independent Director
Director Since	September 2016
Board Committees	Audit
Other Public Boards

None Director Qualification Highlights Technology / Technologist Strategy CEO Experience Data Security Oversight
BIOGRAPHY

Mr. Schuckenbrock served as the Chief Executive Officer of CROSSMARK Inc., a leading provider of sales, marketing and merchandising services for manufacturers and retailers, from December 2014 to August 2019. Prior to joining CROSSMARK, he was the Chief Executive Officer of Accretive Health, and prior to that held numerous leadership positions at Dell. His career also includes management positions at EDS, IBM, PepsiCo and Frito Lay. He served as a director of Micro Focus International from February 2016 to May 2017, and has served on a number of boards, including Compuware, Staples, and AT Kearney. Mr. Schuckenbrock also serves on the advisory boards of Texas Christian University and Enactus, an international non-profit that inspires students to improve the world through entrepreneurial action. As a result of his executive positions at CROSSMARK and other technology organizations, as well as his significant board experience, Mr. Schuckenbrock provides the Board with extensive and relevant board, executive leadership, sales and marketing, and technology industry experience.

PROPOSAL 1: ELECTION OF DIRECTORS

Frank S. Sowinski	Former Chief Financial Officer of Dun & Bradstreet
Age 64	Independent Director
Director Since	September 2014
Board Committees	Audit (Chair)
Other Public Boards

None Director Qualification Highlights Technology / Technologist Strategy Enterprise Risk Management Data Security Oversight
BIOGRAPHY

Mr. Sowinski served as the lead independent director, and as a member of the nominating and corporate governance and audit committees of Buckeye GP LLC, general partner of Buckeye Partners, L.P., a publicly-traded master limited partnership that provides mid-stream energy logistics services from August 2006 to November 2019. Since 2006, Mr. Sowinski has served as an operating executive for MidOcean Partners, a private equity firm that identifies, invests in, and manages portfolio companies focusing on business, information, and marketing services. In his capacity as an operating executive for MidOcean Partners, Mr. Sowinski previously served as Vice Chairman of The Allant Group, Inc. a marketing services group, and also previously served as Vice Chairman of Pre-Paid Legal Services, Inc. dba LegalShield, a specialized legal service products company. In 2002, he served as Chief Financial Officer of PricewaterhouseCoopers Consulting, a global consulting firm. Previously, Mr. Sowinski spent 17 years with the Dun & Bradstreet Corporation, where he served in numerous positions including Chief Financial Officer of the Dun & Bradstreet Corporation, as well as Executive Vice President of Global Marketing and President of the D&B Operating Company. Mr. Sowinski’s numerous operating roles have provided him with broad managerial and operational expertise. In addition, his extensive experience in financial management, including his roles as Chief Financial Officer of the Dun & Bradstreet Corporation and PricewaterhouseCoopers Consulting, provide him with expertise in enterprise risk management, corporate financial management, and financial reporting.

Eileen J. Voynick	Former Chief Executive Officer of Sparta Systems
Age 66	Independent Director
Director Since	September 2016
Board Committees	Compensation
Other Public Boards
None Director Qualification Highlights Technology / Technologist Strategy CEO Experience Enterprise Risk Management Data Security Oversight
BIOGRAPHY

Ms. Voynick served as Chief Executive Officer of Sparta Systems, a leading provider of enterprise-quality management software solutions, from 2011 to 2018. Prior to joining Sparta Systems, she served as the Chief Operating Officer at Allscripts. Before Allscripts, she served as Executive Vice President of global sales, services, and support at Misys and served in various management positions at Oracle, SAP, Siebel Systems, Gartner, Ariba and Accenture. She served as a director at AdvancedMD from 2016 to 2018, as the Chair of the Board of Trustees at Philadelphia University from 2013 to July 2020, as a member of the Board of Trustees and Executive Committee of Jefferson Health from 2017 to July 2020, and as the Chair of the Board of Trustees of Thomas Jefferson University from 2017 to July 2020. As a result of her executive experience with Sparta Systems, as well as her positions as a senior executive at other technology and consulting organizations, Ms. Voynick provides the Board with extensive and relevant executive leadership, software, sales and service, and technology industry experience.

PROPOSAL 1: ELECTION OF DIRECTORS

MAJORITY VOTING STANDARD
Our by-laws provide that directors are elected by a majority of votes cast unless the number of nominees exceeds the number of directors to be elected, in which case directors are elected by a plurality of votes cast. A majority of votes cast means that the number of shares voted “for” a director exceeds the number of votes cast “against” the director; abstentions are not counted either “for” or “against.” If an incumbent director in an uncontested election fails to receive a majority of votes cast for his or her election, the director is required to offer to tender his or her resignation to the Board for consideration by the nominating and governance committee. The nominating and governance committee will make a recommendation to the Board as to whether to accept or reject the resignation or to take other action. The Board is required to review and act on this recommendation within 90 days of the date of the certification of election results.
BOARD COMPOSITION AND REFRESHMENT
DIRECTOR SELECTION AND BOARD MEMBERSHIP CRITERIA
Recognizing that the selection of qualified directors is complex and crucial to our long-term success, the nominating and governance committee has established director selection and membership criteria for membership on the Board. When considering current directors for re-nomination to the Board, the nominating and governance committee assesses changes to any director’s skills, experience, qualifications, and attributes, including their independence, and takes into account the performance of each director, which is part of the committee’s annual Board evaluation process. The nominating and governance committee then recommends actions for the Board to consider and adopt as it sees fit.
The nominating and governance committee has not established specific minimum age, education, skill, experience, or qualification requirements for potential members. Instead, the nominating and governance committee reviews the composition of the Board in light of the Company’s current challenges and needs and the current challenges and needs of the Board. Based on this review, the Board then determines whether it may be appropriate to add or remove individuals after considering, among other things, the need for audit committee expertise and issues of independence, viewpoint and demographic diversity, judgment, character, reputation, age, skills, education, training, background, and experience. All potential candidates should also possess the following personal characteristics: (i) business community respect for his or her integrity, ethics, principles, insights, and analytical ability; and (ii) ability and initiative to frame insightful questions, speak out, and challenge questionable assumptions and disagree without being disagreeable. The nominating and governance committee values viewpoint and demographic diversity as a factor in selecting nominees to serve on the Board and considers the criteria noted above in selecting nominees for directors, including members with diverse demographic attributes, and members from diverse backgrounds who combine a broad spectrum of experience and expertise. The nominating and governance committee believes that the Board, as currently constituted, is well-balanced and that it fully and effectively addresses our needs.
Nominations of candidates for the Board by our stockholders for consideration at our 2021 Annual Meeting of Stockholders are subject to the deadlines and other requirements described beginning on page 60 of this proxy statement.
BOARD AND COMMITTEE SELF-ASSESSMENTS
The nominating and governance committee oversees an annual self-assessment process, whereby each director is surveyed to obtain his or her evaluation of the Board as a whole and the committees on which he or she serves. The surveys solicit ideas from the directors about, among other things, improving quality of Board and committee discussions on key matters, and identifying specific issues which should be discussed in the future. After these evaluations are complete, our general counsel summarizes the results, provides a preview for the Chairman of the Board and the Chair of each committee and then submits the summaries for discussion by the nominating and governance committee. If necessary, action plans are developed by the nominating and governance committee and recommended for discussion by the full Board.
In addition, as part of the annual self-assessment process, the nominating and governance committee facilitates structural sessions in which directors are encouraged to provide feedback on the performance of their peers. The Chairman of the Board and/or the Chair of the nominating and governance committee communicate relevant feedback to each director and take further action as they deem appropriate.

PROPOSAL 1: ELECTION OF DIRECTORS

DIRECTOR ORIENTATION AND CONTINUING EDUCATION
The nominating and governance committee oversees our orientation programs for new directors and continuing education programs for directors.
Each new director, after joining the Board, is provided with orientation regarding the Board and the Company's operations. As part of this orientation, each new director has an opportunity to meet with members of our senior management team.
Directors are also provided with continuing education on various subjects that will assist them in discharging their duties. Such continuing education may include presentations by our management, the Board’s outside advisors or other third party experts on our business, information security and system disruption, compliance efforts, applicable legal, regulatory or other developments or other matters as the Board, or the nominating and governance committee in its oversight of the Board’s continuing education program, may deem appropriate.
INFORMATION ABOUT OUR EXECUTIVE OFFICERS
The executive officers of the Company, their ages, and positions are as follows:
Name	Age*	Position(s)
Brian M. Krzanich	60	President, Chief Executive Officer and Director
Joseph A. Tautges	44	Executive Vice President, Chief Financial Officer
Neil Packham	49	President, CDK International
Mahesh Shah	43	Executive Vice President, Chief Product & Technology Officer
Lee J. Brunz	50	Executive Vice President, General Counsel and Secretary
Amy W. Byrne	49	Executive Vice President, Chief Human Resources Officer
*	As of June 30, 2020
Brian M. Krzanich has served as our President, Chief Executive Officer and as a member of our Board of Directors since November 7, 2018. Prior to joining CDK, Mr. Krzanich served as the Chief Executive Officer of Intel Corporation from 2013 to June 2018. As Chief Executive Officer, he led Intel’s corporate strategy and operations, including development of Intel’s business model and identification of emerging technologies. Mr. Krzanich joined Intel in 1982, became a corporate Vice President in 2006, and served until 2010 as Vice President and General Manager of Assembly and Test. He was Senior Vice President and General Manager of Manufacturing and Supply Chain from 2010 to 2012. He became Executive Vice President and Chief Operating Officer in 2012, responsible for global manufacturing, supply chain, human resources, and information technology. Mr. Krzanich has served as a member of the Supervisory Board of ams AG since June 2019.
Joseph A. Tautges has served as our Executive Vice President since August 1, 2017 and began service as our Executive Vice President, Chief Financial Officer on August 9, 2017. Prior to joining CDK, Mr. Tautges served as Chief Financial Officer of the $18 billion Enterprise Services segment of Hewlett Packard Enterprise (“HPE”) from May 2014 to April 2017. While at HPE, he led a transformation initiative which enabled significant margin expansion and improved free cash flow resulting in the spin-merger of Enterprise Services with Computer Science Corporation to form DXC Technology Company. Prior to HPE, Mr. Tautges held various levels of increasing responsibility in both operations and financial management with Sears Holdings from 2011 to 2014 and Aon Hewitt from 2002 to 2011. Mr. Tautges is a Certified Public Accountant.
Neil Packham has served as our President, CDK International since January 18, 2017. Mr. Packham joined CDK in July 2013 as Vice President for CDK's UK region, which encompasses UK, Middle East, Ireland and Africa. Prior to joining CDK, Mr. Packham worked in the automotive, digital, and software sectors working in a variety of business areas such as business development and strategy, sales and marketing, product development, and general management. He has held senior positions within a number of large corporations and start-ups.
Mahesh Shah has served as our Chief Product & Technology Officer since April 22, 2019. Previously, Mr. Shah was Senior Vice President and General Manager of Application Services & Business Process Services at

PROPOSAL 1: ELECTION OF DIRECTORS

DXC Technology Company until April 2019. He served as Vice President and General Manager of Business Process Services at DXC Technology, including both the current portfolio of service offerings and next-generation business process services at DXC Technology Company until 2018. Previously, Mr. Shah served as General Manager and Vice President of Acquisition and Divestiture, IT Consulting Services at Hewlett Packard Enterprise. Prior to DXC Technology, Mr. Shah spent 16 years, in various roles at HPE including building a consulting organization focused on M&A, serving as chief information officer, vice president, Product R&D and IT, and executive director, Security Product Management and Development.
Lee J. Brunz has served as our Executive Vice President, General Counsel and Secretary since October 2014. Prior to October 2014, Mr. Brunz served as Vice President, Counsel for the Digital Marketing business of the Dealer Services division of ADP since Dealer Services’ 2010 acquisition of Cobalt Holding Company (“Cobalt”). Prior to joining the Dealer Services division of ADP, he served as Vice President, Finance & General Counsel of Cobalt from 2008 to 2010 and as Vice President & General Counsel of Cobalt from 2004 to 2008.
Amy W. Byrne has served as our Executive Vice President, Chief Human Resources Officer since June 5, 2017. Prior to joining CDK, Ms. Byrne served as Vice President, Human Resources, Latin America for Avon Products from 2011 to 2016 and as Vice President, Corporate Human Resources and Global Compensation and Benefits for Avon Products from 2006 to 2011.
BOARD AND COMMITTEE GOVERNANCE
We have robust policies and procedures for our directors and management and our commitment to good corporate governance is integral to our business. Our key governance practices are described below.
BEST PRACTICES
Board Practices
•	8 of 9 director nominees are independent
•	Diverse Board in terms of gender, ethnicity, experience, skills and tenure (44% of directors are women or ethnically diverse)
•	Careful director nominee evaluation and selection process
•	Robust director orientation and ongoing director education programs
•	Annual election of directors with majority voting standard and director resignation policy for uncontested elections
•	Annual Board, committee and director evaluations
•	Independent non-executive Chairman of the Board with expansive duties
•	Limit on outside directorships
•	Fully independent audit, compensation, and nominating and governance committees
•	Regular executive sessions of independent directors
•	Comprehensive Board and committee oversight of the Company's strategy and risk management
•	Stock ownership requirements for directors
Stockholder Matters
•	Active stockholder engagement
•	One class of shares with each share entitled to one vote
•	Annual say-on-pay advisory vote

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•	Proxy access right for stockholders (3% ownership threshold held continuously for 3 years / 2 director nominees or 20% of the Board / 20 stockholder aggregation limit)
Other Best Practices
•	Stock ownership guidelines for executive officers
•	Anti-hedging, anti-short sale and anti-pledging policies
•	Clawback policy for equity and cash incentive compensation applicable to all employees
•	Code of Business Conduct and Ethics applicable to all employees and directors with annual acknowledgment by employees and compliance certification for directors
THE BOARD'S ROLE IN STRATEGY OVERSIGHT
A key component of the Board's role is to provide guidance on and oversight of the Company's strategy. In connection with these responsibilities, the Board has an obligation to keep informed about the Company’s business and strategies. This involvement enables the Board to provide guidance to management in formulating and developing plans and to exercise independently the Board's decision-making authority on matters of importance to the Company. Acting as a full Board and through the Board’s three standing committees, the Board is directly involved in the Company’s strategic planning process.
Each year senior management convenes to review and refine the Company’s overall corporate strategy. Strategic areas of importance and specific operating priorities are identified, which, in turn inform the Company’s long-range planning. Some of the priorities will be short-term in focus; others will be based on longer time horizons. Senior management then reviews the conclusions reached with the Board at one or more meetings. These meetings involve both management presentations and input from the Board regarding the assumptions, priorities and strategies that form the basis for management’s operating plans.
At subsequent Board meetings, the Board continues to review the Company’s progress against its strategic priorities and to exercise oversight and decision-making authority regarding strategic areas of importance and associated authorizations. For example, in the summer, the Board typically reviews the Company’s overall annual performance and considers the operating budget and capital plan for the coming fiscal year. In this time period, the Board also usually finalizes specific criteria against which the Company’s performance will be evaluated. In addition, Board meetings held throughout the year target areas of the business for extended, focused Board input and discussion. These time frames are flexible, however, and the Board adjusts its meeting agendas and plans to reflect business priorities and developments.
The oversight and input provided is integral to the development and review of the Company’s strategy and operating plans. Through this rigorous and interactive process, the Board encourages the long-term success of the Company by exercising sound and independent business judgment on the strategic issues that are important to the Company’s business.
THE BOARD’S ROLE IN RISK OVERSIGHT
The Board provides oversight with respect to our enterprise risk assessment and risk management activities that are designed to identify, prioritize, assess, monitor, and mitigate the various risks we confront, including risks that are related to the execution of our operational and financial strategy, risks related to information security, cybersecurity, and system disruption, and other inherent and exogenous risks to our business, operations or prospects. The Board performs this oversight function periodically as part of its meetings and also through its three committees, each of which examines various components of enterprise risk as part of its assigned responsibilities. The committees report on risk oversight matters directly to the Board on a regular basis. Management is responsible for establishing and supervising day-to-day risk management processes and reporting to the Board and its committees as necessary.
The compensation committee oversees risks related to compensation matters. The nominating and governance committee oversees risks associated with Board structure and other governance policies and practices. The audit committee focuses on financial risks, including reviewing with management, our internal auditors, and our independent auditor our major financial risk exposures, the adequacy and effectiveness of internal control over financial reporting, and the steps management has taken to monitor and control financial risk exposures.

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In addition, the audit committee reviews risks related to our financial reporting, and compliance with other applicable laws, regulations, and ethical standards. The audit committee regularly receives, reviews, and discusses with management presentations and analyses on various risks we confront.
BOARD LEADERSHIP STRUCTURE
Our corporate governance principles do not require the separation of the roles of Chairman of the Board and Chief Executive Officer because the Board believes that effective board leadership can depend on the skills and experience of, and personal interaction between, people in leadership roles. The Board is currently led by Mr. Brun, our independent non-executive Chairman of the Board. Mr. Krzanich, our President and Chief Executive Officer, serves as a member of the Board. The Board believes this leadership structure is in the best interests of our stockholders at this time. While this structure is not required, we believe that separating these positions allows our Chief Executive Officer to focus on developing and implementing our business plans and supervising our day-to-day business operations, and allows our Chairman of the Board to lead the Board in its oversight, advisory, and risk management roles.
BOARD INDEPENDENCE
The Board is currently composed of eight non-employee directors and one employee director. The Board has established that nine directors will be the number that will constitute the full Board at the time of the Annual Meeting. Under our Corporate Governance Guidelines and the NASDAQ Stock Market (“NASDAQ”) listing standards, at least a majority of our Board must be independent. The Board’s standards of director independence are consistent with the NASDAQ listing standards. Directors meeting these standards are considered to be “independent.” The Board has affirmatively determined that all directors other than Mr. Krzanich meet these standards and are, therefore, considered to be independent directors. Mr. Krzanich is not considered an independent director because he is the current President and Chief Executive Officer of the Company. Based on these standards, all current members of the audit, compensation, and nominating and governance committees are independent.
CORPORATE GOVERNANCE GUIDELINES AND COMMITTEE CHARTERS
The Board has adopted Corporate Governance Guidelines. These guidelines address items such as the standards, qualifications, and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. The guidelines are subject to periodic review by the Board and to modification from time to time by the Board. The guidelines together with the charters of each of the Board’s audit, compensation, and nominating and governance committees are available under “Corporate Governance” in the “Investor Relations” section of our website at cdkglobal.com.
BOARD COMMITTEES
The Board has three standing committees: audit, compensation, and nominating and governance. The table below indicates the members of each Board committee.
	Audit	Compensation	Nominating and Governance
Willie A. Deese
Amy J. Hillman
Stephen A. Miles
Robert E. Radway	E
Stephen F. Schuckenbrock
Frank S. Sowinski	E
Eileen J. Voynick
= Committee Chair
E = Financial Expert

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AUDIT COMMITTEE	PRINCIPAL FUNCTIONS

Met eight times in fiscal 2020 Current Committee Members Frank S. Sowinski (Chair) Robert E. Radway Stephen F. Schuckenbrock	•
Oversee our accounting and financial reporting processes and related internal controls, the audit of our financial statements, and other matters as mandated under applicable laws, rules, and regulations;

•
Appoint, compensate, retain, and oversee the work of our independent auditor (including resolution of disagreements between management and our independent auditor regarding financial reporting), including for the purpose of preparing its audit report;

•
Review in advance and pre-approve all audit or non-audit services to be provided by our independent auditor, as permitted by Section 10A of the Exchange Act, and to approve all related fees and other terms of engagement;

	•	Review disclosures required to be included in our periodic reports filed under the Exchange Act;
	•	Review the performance of the internal auditors and our independent auditor, including the lead audit partner, on at least an annual basis;
	•	Review and advise on the appointment, replacement, or dismissal of our Chief Audit Executive; and
	•	Review, approve or ratify related persons transactions pursuant to our Related Persons Transactions Policy.

FINANCIAL EXPERTISE AND INDEPENDENCE

The Board has determined that all of the members of our audit committee satisfy the independence, financial sophistication, experience, and expertise requirements of our Corporate Governance Guidelines, Section 10A-3 of the Exchange Act, the applicable NASDAQ listing standards, and all other applicable regulatory requirements currently in effect.

The Board has also determined that Mr. Sowinski and Mr. Radway each qualify as an “audit committee financial expert” as such term is defined under the rules and regulations of the SEC.

REPORT

The audit committee report is set forth beginning on page 58 of this proxy statement.

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COMPENSATION COMMITTEE	PRINCIPAL FUNCTIONS

Met four times in fiscal 2020 Current Committee Members Willie A. Deese (Chair) Robert E. Radway Eileen J. Voynick	•	Evaluate our Chief Executive Officer’s performance and set the Chief Executive Officer’s compensation based on such evaluation;
	•	Evaluate our other executive officers’ performance and set their compensation based on such evaluations;
	•	Review and approve the performance targets for the Company’s performance-based cash and equity incentive plans; and
	•	Review and evaluate our compensation plans, policies, and programs for our executive officers.

INDEPENDENCE

The members of our compensation committee all satisfy the independence requirements of our Corporate Governance Guidelines, the applicable NASDAQ listing standards and all other applicable regulatory requirements currently in effect.

REPORT

The compensation committee report is set forth on page 42 of this proxy statement
COMPENSATION ADVISOR
The compensation committee has engaged Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent external advisor. The compensation committee reviewed its relationship with FW Cook, considered FW Cook’s independence and the existence of potential conflicts of interest, and determined that the work of FW Cook did not raise any conflicts of interest and that FW Cook was independent in fiscal 2020. In making this assessment, the compensation committee considered various factors, including the independence factors enumerated in the compensation committee's charter, Rule 10C-1(b) under the Exchange Act, and applicable NASDAQ listing standards.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Willie Deese, Robert Radway, and Eileen Voynick served on the compensation committee for all of fiscal 2020. No member of the compensation committee is now, or was during fiscal 2020, an officer or employee of ours, and none of our executive officers serves, or served during fiscal 2020, as a director or member of a compensation committee of any entity that has one or more executive officers serving as a member of the Board or compensation committee. No member of the compensation committee had any relationship with us or any of our subsidiaries during fiscal 2020 pursuant to which disclosure would be required under our Related Persons Transactions Policy or applicable SEC rules pertaining to the disclosure of transactions with related persons.

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NOMINATING AND GOVERNANCE COMMITTEE	PRINCIPAL FUNCTIONS

Met four times in fiscal 2020 Current Committee Members Amy J. Hillman (Chair) Stephen A. Miles Frank S. Sowinski	•	Identify individuals qualified to become members of the Board;
	•	Recommend to the Board director nominees;
	•	Review director compensation and recommend director compensation level to the Board for approval;
	•	Develop and recommend to the Board amendments to the Corporate Governance Guidelines;
	•	Oversee the evaluation of the Board and its members; and
	•	Develop and recommend to the Board succession plans for the Chief Executive Officer and other executive officers.

INDEPENDENCE

The members of our nominating and governance committee all satisfy the independence requirements of our Corporate Governance Guidelines, the applicable NASDAQ listing standards, and all other applicable regulatory requirements currently in effect.

BOARD AND COMMITTEE MEETING ATTENDANCE
During fiscal 2020, the Board held five meetings, the audit committee held eight meetings, the compensation committee held four meetings, and the nominating and governance committees held four meetings. Overall attendance at such meetings was approximately 94%. All of our directors attended at least 75%, in the aggregate, of the meetings of the Board and the committees of which they were members during the periods that they served on the Board during fiscal 2020. It is also our policy that our directors attend the Annual Meeting. All directors attended the 2019 Annual Meeting.
EXECUTIVE SESSIONS
Executive sessions of the non-management directors are held during each Board meeting and the majority of committee meetings. Mr. Brun, our independent non-executive Chairman of the Board, presides at each executive session of the Board.
OUTSIDE ADVISORS
The Board and each of its principal committees may retain independent legal, financial, or other advisors of their choosing at our expense. The Board does not need to obtain management’s consent to retain outside advisors. In addition, the three principal committees do not need to obtain either the Board’s or management’s consent to retain outside advisors.
STOCKHOLDER COMMUNICATIONS
Engagement and transparency with our stockholders provide us with useful feedback on a wide variety of topics, including governance, compensation, stockholder communication, Board composition, stockholder proposals, business performance, and operations. This information is shared regularly with our management and the Board and considered in the processes that set the governance practices and our strategic direction. We also use stockholder feedback to better tailor the public information we provide to address the interests and inquiries of our stockholders.

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We interact and communicate with our stockholders through a number of forums, including quarterly earnings presentations, SEC filings, annual meetings, investor conferences, and web communications.
In addition, the Board has endorsed the Shareholder-Director Exchange (“SDX”) Protocol as a guide for effective, mutually beneficial engagement between our stockholders and directors. The Board believes that management should speak for the Company and that the Chairman of the Board should speak for the Board.
In order to provide our stockholders and other interested parties with a direct and open line of communication to the Board, we have adopted the following procedures for communications to directors. Stockholders and other interested persons may communicate with the Board by written communications addressed in care of Lee J. Brunz, our Secretary, at CDK Global, Inc., 1950 Hassell Road, Hoffman Estates, IL 60169.
All communications received in accordance with these procedures will be reviewed initially by our Secretary who will relay all such communications to the appropriate director or directors unless it is determined that the communication: (i) does not relate to our business or affairs or the functioning or constitution of the Board or any of its committees; (ii) relates to routine or insignificant matters that do not warrant the attention of the Board; (iii) is an advertisement or other commercial solicitation or communication; (iv) is frivolous or offensive; or (v) is otherwise not appropriate for delivery to directors.
The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made only in accordance with applicable laws and regulations relating to the disclosure of information.
The Secretary will retain copies of all communications received pursuant to these procedures for a period of at least one year. The Board will review the effectiveness of these procedures from time to time and, if appropriate, recommend changes.
In addition, anyone who has a concern about the Company's conduct or about the Company's accounting, internal accounting controls or auditing matters may communicate those concerns directly to the audit committee. Such communications may be confidential or anonymous and may be submitted electronically, by phone or in writing to:
•	The Company’s Ethics Hotline at (844) 977-0002; CDK Global, Inc., 1950 Hassell Road, Hoffman Estates, IL 60169; or online via the Internet at cdkglobal.ethicspoint.com; or
•	The Legal Department at (847) 397-1700 (ask to speak to the general counsel or other attorney designated to handle ethics matters); or
•	The audit committee in writing to the attention of the Audit Committee of CDK Global, Inc., 1950 Hassell Road, Hoffman Estates, IL 60169.
CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to our executive officers, directors, and employees, including our principal executive officer, principal financial officer, principal accounting officer, controller, and persons performing similar functions. The Code of Ethics may be viewed on our website at www.cdkglobal.com under “Corporate Governance” in the “Investor Relations” section. In the event we amend or waive any of the provisions of the Code of Ethics applicable to any of our directors, our principal executive officer, principal financial officer, principal accounting officer, controller, and persons performing similar functions that relates to any element of the definition of “code of ethics” enumerated in Item 406(b) of Regulation S-K under the Exchange Act, we intend to disclose these actions on our website within four business days following the date of the amendment or waiver. No such waivers were made during fiscal 2020.
Our credibility and reputation depend upon the good judgment, ethical standards, and personal integrity of each director, executive officer, and employee and we expect them to conduct themselves with the highest degree of integrity, ethics, and honesty. In order to better protect us and our stockholders, we regularly review our Code of Ethics and related policies to ensure that they provide clear guidance to our directors, executive officers, and employees.

PROPOSAL 1: ELECTION OF DIRECTORS

CORPORATE HOTLINE
We have established an independent CDK Global Ethics Hotline, utilizing a global internet and telephone information and reporting service, to allow any employee, director, or vendor to confidentially and anonymously: (i) ask questions about our Code of Ethics and other ethics and compliance issues; and (ii) submit a report or complaint about any potential accounting, internal control, auditing, Code of Ethics, or other violation or matter of concern (unless prohibited by local privacy laws in the jurisdiction of the reporting employee, in which case an alternate inquiry and reporting system has been implemented).
CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS
We have adopted a written Related Persons Transactions Policy (the “policy”), which sets forth our policy with respect to the review, approval, ratification, and disclosure of all related person transactions by our audit committee. In accordance with the policy, our audit committee has overall responsibility for implementation of and compliance with the policy. A “related person” means a director, executive officer, or beneficial holder of more than 5% of our outstanding common stock, or any immediate family member of the foregoing, as well as any entity at which any such person is employed, is a partner or principal (or holds a similar position), or is a beneficial owner of a 10% or greater direct or indirect equity interest. Our directors and executive officers must inform our general counsel at the earliest practicable time of any plan to engage in a potential related persons transaction. For purposes of the policy, a “related persons transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are, or will be a participant and the amount involved exceeded, exceeds, or will exceed $120,000 and in which any related person (as defined in the policy) had, has, or will have a direct or indirect material interest. A “related persons transaction” does not include any employment relationship or transaction involving an executive officer and any related compensation resulting solely from that employment relationship that has been reviewed and approved by the Board, the compensation committee, or a group of independent directors performing a similar function. Further, we have determined that “related persons transactions” do not include transactions in which the related person’s interest derives solely from his or her service as a director of another entity that is a party to the transaction.
The policy requires that notice of a proposed related persons transaction be provided to our legal department prior to entry into such transaction. If our legal department determines that such transaction is a related persons transaction, the proposed transaction will be submitted to our audit committee for consideration at its next meeting or, in those instances in which the legal department, in consultation with the Chief Executive Officer or the Chief Financial Officer, determines that it is not practicable or desirable for us to wait until the next audit committee meeting, to the Chair of the audit committee. Under the policy, our audit committee or the Chair of the audit committee, as applicable, may approve only those related persons transactions that: (i) are in our best interests; or (ii) are not inconsistent with our best interests. In the event that we become aware of a related persons transaction that has not been previously reviewed, approved, or ratified under the policy and that is ongoing or is completed, the transaction will be submitted to the audit committee or Chair of the audit committee so that it may determine whether to ratify, rescind, or terminate the related persons transaction.
The policy also provides that the audit committee will review certain previously approved or ratified related persons transactions that are ongoing to determine whether the related persons transaction remains in our best interests and the best interests of our stockholders.
Additionally, we make periodic inquiries of directors and executive officers with respect to any potential related persons transaction of which they, or any of their immediate family members, may be a party or of which they may be aware.
RELATED PERSONS TRANSACTIONS
There were no related persons transactions during fiscal 2020.

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COMPENSATION OF NON-EMPLOYEE DIRECTORS
The compensation program for non-employee directors is designed to: (i) fairly pay directors for the work required at a company of our size and scope; (ii) align directors’ interests with the long-term interests of our stockholders; and (iii) be simple, transparent, and easy for our stockholders to understand.
OVERVIEW
For the service year beginning immediately after the 2019 Annual Meeting, our non-employee directors received annual compensation (cash + equity) as shown in the table below. There are no additional meeting fees. The Chairman of the Board and the Chairperson of each Board committee receive additional compensation due to the workload and broad responsibilities of these positions.
All non-employee directors	$300,000
Chairman of the Board*	$150,000
Chair of the audit committee*	$20,000
Chair of the compensation committee*	$15,000
Chair of the nominating and governance committee*	$10,000
*	The Chairman's retainer and each committee Chair retainer are paid in addition to the regular retainer amount for all non-employee directors.
FORM AND TIME OF PAYMENT
Of the $300,000 retainer, $185,000 is paid in the form of restricted stock units (“RSUs”) and $115,000 is paid in cash. 100% of the committee Chair compensation is paid in cash. One-half of the additional $150,000 paid to the Chairman is paid in cash and one-half in the form of mandatory deferred stock units (“DSUs”).
Cash retainer payments are paid quarterly in arrears beginning with the quarter following the effective date of appointment, and subsequently, beginning with the quarter following each annual meeting. Each year the first quarterly cash payment must be received as cash, but directors may elect on or about the date of each annual meeting to receive some or all of the remaining three quarterly payments in the form of DSUs. Equity awards, including mandatory and elective DSUs for the coming year, are granted in full on or about the date of each annual meeting.
HOW NON-EMPLOYEE DIRECTOR RSUs WORK
The restricted period with respect to the RSUs lapses on the earlier of one year from the grant date and the date of our next annual meeting of stockholders. Upon the lapse of the restricted period, the RSUs convert to DSUs. No dividends or divided equivalents are paid or earned with respect to RSUs during the restricted period. Non-employee directors do not have any voting rights with respect to their RSUs or the converted DSUs.
HOW NON-EMPLOYEE DIRECTOR DSUs WORK
DSUs are fully vested when credited to a director’s account. When a dividend is paid on our common stock, each director’s account is credited with a dividend equivalent in an amount equal to the cash dividend. When a director ceases to serve on the Board, such director will receive a number of shares of common stock equal to the number of DSUs in such director’s account and a cash payment equal to the dividend equivalents accrued, without interest. Non-employee directors do not have any voting rights with respect to their DSUs.
CHANGES TO DIRECTOR COMPENSATION
The nominating and governance committee periodically (and at least every two years) reviews director compensation and recommends any changes to the Board for approval. In its review, the nominating and governance committee considers information from its independent compensation consultant regarding the amounts and type of compensation paid to non-employee directors at companies within the same peer group used by the compensation committee to assess executive compensation. Based on the recommendation of the nominating and governance committee, the Board last approved an adjustment to director compensation in connection with the

PROPOSAL 1: ELECTION OF DIRECTORS

2019 review for the service year beginning immediately after the 2019 Annual Meeting. The approval superseded the prior adjustment made immediately after the 2017 Annual Meeting, and increased each non-employee director's base annual compensation by $20,000, all of which was in the form of RSUs. All other compensation remained at the amounts last approved immediately after the 2017 Annual Meeting.
STOCK OWNERSHIP REQUIREMENTS FOR NON-EMPLOYEE DIRECTORS
The stock ownership requirements set forth in the Corporate Governance Guidelines are intended to promote ownership in our stock by our non-employee directors and to align their financial interests more closely with those of our other stockholders. Each non-employee director is required to hold a minimum aggregate level of ownership of our common stock and DSUs while serving as a director, equal to five times the annual cash retainer payable to each director (excluding committee chair retainers, but including the Chairman's retainer, and calculated without regard to DSU elections). RSUs for which the restricted period has not lapsed do not count toward the ownership requirements. Directors will retain any shares of our common stock purchased until this minimum level is reached, taking into account all DSUs received pursuant to their service as a Board member. Each director is expected to attain this ownership threshold within five years from the date of his or her first election to the Board. In addition, non-employee directors are required to hold for at least one year the net shares obtained from exercising stock options after selling sufficient shares to cover the exercise price, taxes, and broker commissions. The number of shares or units that make up the ownership threshold is calculated annually on July 1, and is equal to 5x the then annual cash retainer applicable to each non-employee director described above divided by the simple moving average of CDK's stock price during the last 20 trading days of June. As of July 1, 2020, the non-employee directors had satisfied, or progressed toward, the stock ownership guidelines as follows:

ANTI-HEDGING, ANTI-SHORT SALE, AND ANTI-PLEDGING POLICY
Our Insider Trading Policy prohibits directors, executive officers, and employees from purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of our common stock. Our directors, executive officers, and employees are also prohibited from engaging in short sales related to our common stock. The policy also prohibits any pledging of our common stock, including holding common stock in a margin account.

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DIRECTOR COMPENSATION TABLE FOR FISCAL 2020
The following table presents compensation for our non-employee directors for fiscal 2020.
Name	Fees Earned or Paid in Cash[1] ($)	Stock Awards[2] ($)	Total ($)
Leslie A. Brun	190,000	260,000	450,000
Willie A. Deese	130,000	185,000	315,000
Amy J. Hillman	125,000	185,000	310,000
Stephen A. Miles	115,000	185,000	300,000
Robert E. Radway	115,000	185,000	300,000
Stephen F. Schuckenbrock	57,500	185,000	242,500
Frank S. Sowinski	135,000	185,000	320,000
Eileen J. Voynick	115,000	185,000	300,000
Footnotes:
1.
The fees disclosed include all fees earned or paid in cash during fiscal 2020. For fiscal 2020, these fees comprised: (i) the quarterly Board, committee Chair and incremental Chairman of the Board retainer payments made in July and October of 2019, which represented the final two quarterly payments for the service year that began immediately after the 2018 Annual Meeting; (ii) the quarterly Board and committee retainer payments made in January and April of 2020, which represented the first two quarterly payments for the service year that began immediately after the 2019 Annual Meeting; and (iii) the elective DSUs granted in full in November 2019 to each of the non-employee directors for the service year that began immediately after the 2019 Annual Meeting. For the service year that began immediately after the 2019 Annual Meeting, all of the non-employee directors elected to receive 100% of the elective portion of their retainers in cash except as follows: Mr. Radway (0% cash, 100% DSUs) and Ms. Voynick (80% cash, 20% DSUs).

2.
The stock awards disclosed include the following stock awards granted during fiscal 2020: (i) RSUs granted in November 2019 to each of the non-employee directors for the service year that began immediately after the 2019 Annual Meeting; and (ii) mandatory DSUs granted in November 2019 to the Chairman of the Board for the service year that began immediately after the 2019 Annual Meeting. Stock award compensation amounts reflect the aggregate grant date fair value of the stock awards without regard to forfeitures, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). This amount does not reflect the actual economic value realized by each non-employee director.

As of June 30, 2020, each then current non-employee director held 3,511 RSUs for which the restricted period had not lapsed.
As of June 30, 2020, each then current non-employee director held the following number of DSUs, exclusive of cash-settled dividend equivalents earned: Mr. Brun, 29,793; Mr. Deese, 19,407; Dr. Hillman, 26,542; Mr. Miles, 21,056; Mr. Radway, 23,617; Mr. Schuckenbrock, 12,310; Mr. Sowinski, 19,407; and Ms. Voynick 10,177.
As of June 30, 2020, each then current non-employee director held the following number of outstanding stock options: Mr. Brun, 15,384; Mr. Deese, 15,384; Dr. Hillman, 15,384; Mr. Miles, 0; Mr. Radway, 15,384; Mr. Schuckenbrock, 0; Mr. Sowinski, 15,384; and Ms. Voynick, 0.

PROPOSAL 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

COMPENSATION OF NAMED EXECUTIVE OFFICERS
PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS
As discussed in the Compensation Discussion and Analysis (“CD&A”) section of this proxy statement, the Board believes that our long-term success depends in large measure on the talents and efforts of our employees. Our compensation system plays a significant role in our ability to attract, retain, and motivate the highest quality workforce. The principal underpinnings of our compensation system are an acute focus on performance, stockholder alignment, sensitivity to the relevant marketplace, and a long-term orientation.
In accordance with Section 14A of the Exchange Act, we are asking our stockholders to vote on an advisory basis, commonly referred to as “say on pay,” to approve the compensation paid to our Named Executive Officers (“NEOs”) as disclosed in the CD&A, the compensation tables and the related narrative disclosure contained in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies, and practices described in this proxy statement.
This advisory proposal is not binding on the Board or us. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board, and accordingly, the Board and the compensation committee intend to consider the results of this vote when making determinations in the future regarding NEO compensation arrangements.
Unless the Board modifies its policy on the frequency of say-on-pay votes, a non-binding advisory vote on our executive compensation program will again be included in our proxy statement next year.
Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

The Board recommends that you vote FOR the approval of the compensation of our NEOs because, as discussed in these disclosures, the Board believes that our compensation policies and decisions are effective in incentivizing our NEOs to achieve our short-term and long-term financial and strategic goals. Therefore, the Board recommends that our stockholders adopt the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby APPROVED.”

RESULTS OF 2019 STOCKHOLDER ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS
The compensation committee considers the outcome of prior stockholder advisory votes to approve compensation of our NEOs when making future decisions relating to the compensation of the executive officers identified in the CD&A and our executive compensation programs and policies.
At the 2019 Annual Meeting, stockholders expressed their support of our fiscal 2019 executive compensation programs with approximately 92% of the votes cast for approval of the “say on pay” proposal. The compensation committee believes that the voting outcome conveyed our stockholders’ support for the philosophy, strategy and objectives of our executive compensation programs, and as a result the compensation committee did not make any material changes to the structure of our program.

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis describes our compensation philosophy and summarizes the material components of our fiscal 2020 executive compensation program for our NEOs. Our NEOs for fiscal 2020 were:
•	Brian Krzanich, President, Chief Executive Officer and Director;
•	Joseph A. Tautges, Executive Vice President, Chief Financial Officer;
•	Mahesh Shah, Executive Vice President, Chief Product and Technology Officer;
•	Amy W. Byrne, Executive Vice President, Chief Human Resources & Communications Officer; and
•	Lee J. Brunz, Executive Vice President, General Counsel and Secretary.
EXECUTIVE SUMMARY
Overall Executive Compensation Philosophy
We believe that executive compensation should be designed to create a direct link between performance and stockholder value. To align the interests of our executives with those of our stockholders, the compensation committee has designed our executive compensation program with a substantial emphasis on variable compensation, which ties the earned compensation of our executives to the annual and long-term performance of the Company as measured by financial and strategic accomplishments as well as changes in stockholder value. The five principles that guide our decisions involving executive compensation within this program are that an executive’s compensation should be:
•	based on (i) our overall performance and (ii) the executive’s individual performance;
•	closely aligned with the short-term and long-term financial and strategic objectives that build sustainable long-term stockholder value;
•	competitive, in order to attract and retain executives critical to our long-term success;
•	consistent with high standards of corporate governance and best practices; and
•	designed so as not to encourage executives to take excessive risks or behave in ways that are inconsistent with our strategy or our high ethical standards.
Our compensation programs are designed so that target pay reflects the market for the executive’s skills and experience, and relative levels of responsibility among our key executives. In addition, the proportion of pay tied to operating performance and changes in stockholder value varies directly with executives’ levels of responsibility and accountability to stockholders. We assign all executives to pay grades by comparing their position-specific duties and responsibilities with market data and our internal management structure. Each pay grade has ranges for base salary, total annual cash compensation, and annual equity grants. Executives are positioned within these ranges based on a variety of factors, most notably their experience and skill set and their performance over time.
We design our performance-based compensation so that actual, realized compensation will vary relative to the target award opportunity based on performance. As such, actual compensation amounts may vary above or below targeted levels depending on our overall performance and the achievement of individual performance goals. We have adopted this compensation design to provide meaningful incentives for our key executives to achieve superior results. We also believe that it is important for our executive officers and other senior executives to have an ongoing long-term investment in us as outlined in this proxy statement under “Stock Ownership Guidelines.”

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Fiscal 2020 Results
Fiscal 2020 was a year of navigating unprecedented business conditions and, in the face of extraordinary global disruption and uncertainty, a year of demonstrating our commitment to our customers, employees and stockholders. It was a commitment not just to get through the global crisis, but to emerge stronger and more resilient and well positioned to deliver on our long term strategy of growth and value creation. To do so, CDK took the following actions in response to the COVID-19 pandemic:
•
We stepped up to help our customers through uninterrupted delivery of our software solutions, through the release of new products and enhancements to help dealers provide a more digital car buying experience, and through significant pricing concessions, including discounts and credits during the fourth quarter.

•	We kept paramount the health and safety of our employees and they demonstrated resilience and agility in their response to the challenges presented by the COVID-19 pandemic.
•
We maintained our capital allocations to the Fortellis Automotive Commerce Exchange (“Fortellis”), the foundation of our open technology platform for automotive commerce, Drive Flex, a cloud-based next generation DMS, and our business process modernization program, designed to improve efficiency and customer satisfaction.

•
During this time we also amended our credit agreements to bolster our healthy liquidity position, and we maintained capital discipline, which contributed to strong free cash flow generation in fiscal 2020.

•	Finally, our president and CEO, Mr. Krzanich, voluntarily decided to forgo all but $0.24 of his salary during the fourth quarter and his entire annual incentive cash bonus for fiscal 2020.
Even given the challenges that the industry faced and the support we gave our customers, our performance during fiscal 2020 highlighted the strength and resilience of our business. We further believe that our investment strategy will continue to provide the solutions and capabilities necessary to achieve our long-term goals of integrating and innovating across our product portfolio and creating long-term growth and value for all our stakeholders.
CDK Global, Inc. ($ million except per share)	FY 2020	Change from 2019
Revenues	$1,960.1	+2%
Diluted earnings attributable to CDK per share	1.70	+73%
Adjusted diluted earnings attributable to CDK per share	3.17	-5%
Net earnings attributable to CDK	207.5	+67%
Adjusted EBITDA	750.9	-3%
The non-GAAP (adjusted) results presented in this table represent non-GAAP financial measures. Reconciliations of these measures to the most directly comparable GAAP measures are provided in the tables in the Company’s Annual Report on Form 10-K for fiscal 2020.
Fiscal 2020 Executive Compensation Highlights
Annual Incentive Cash Bonus
We provide an annual incentive cash bonus to align each senior executive's interests with our stockholders’ interests, and to reinforce key strategic initiatives and encourage superior individual performance. For fiscal 2020, incentive bonus achievement was based on three core corporate performance measures, an Organizational Health goal that was designed to drive a more performance oriented culture, and various individual performance measures. Each of the measures is capped at 200% of target. The specific measures and targets (and the weighting that was placed on each), are as follows:
1.	Corporate Performance Measures, weighted 80%
a.	fiscal 2020 adjusted EBITDA growth (45%);
b.	fiscal 2020 adjusted Global Revenue growth (30%);

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

c.	fiscal 2020 Global Sales (15%); and
d.	Organizational Health (10%)
2.	Individual Performance Measures, weighted 20%
In August 2020, the compensation committee reviewed the Company’s performance and approved the results of the corporate performance measures which resulted in overall financial performance achievement at 39.1%. While we were on track to achieve or exceed all of the financial performance measure targets through the third quarter, the impact of the COVID-19 pandemic, including the impact of customer discounts and credits in response to the COVID-19 pandemic ultimately resulted in achievement below targets. The calculation of our fiscal 2020 bonus plan is described in more detail below under “Annual Incentive Cash Bonus Program - Fiscal 2020 Financial Results.”
Long Term Equity Incentive Compensation
Settlement of Fiscal 2018 Performance Stock Units
The NEOs, with the exception of Messrs. Krzanich, and Shah, were awarded performance-based stock units (“PSUs”) at the beginning of fiscal 2018 (the “fiscal 2018 PSUs”), which had a three-year performance period that ran from July 1, 2017, to June 30, 2020. The fiscal 2018 PSUs were settled at 50% of target based on achievement of our financial goals at 67% and further modified by 75% for our TSR ranking in our peer group. Additional details regarding the settlement of the fiscal 2018 PSUs are provided below under “Compensation Review and Determination - Long-Term Equity Incentive Compensation - Performance-Based Stock Units.”
Grants of Fiscal 2020 Performance Stock Units, Restricted Stock Units and Stock Options
For fiscal 2020, our NEOs received long-term equity compensation in the form of PSUs for 70% of their total award value. In order to better align our mix of equity compensation grant types with those of our peer group, the remaining 30% consisted of stock options with pro rata annual vesting over three years for the Chief Executive Officer and time-based restricted stock units (“RSUs”) with pro rata annual vesting over three years for the other NEOs. The compensation committee believes that utilizing a mix of award types balances the dual goals of incentivizing the revenue and profit growth of our business over an extended period while also providing for retention during a period of transformation.
The PSUs granted to NEOs during fiscal 2020 (“fiscal 2020 PSUs”) cliff vest at the end of a three-year performance period based on actual achievement of performance goals. For fiscal 2020, the compensation committee approved changing the design of the Company's PSU awards to consist of three individual fiscal year performance periods that comprise the three-year performance period, with respect to the PSUs based on financial measures. The total shareholder return (“TSR”) modifier continues to be measured over the three-year performance period against the S&P Software & Services Select Index. At the end of the three-year performance period the financial results of each one-year performance period are averaged and then modified by the three-year TSR result. This change addresses uncertainty around setting long-term goals, and will aid in retention of our NEOs by creating better line of sight in efforts to achieve the performance goals each year, while maintaining a link to shareholder value over the full three-year performance period. Under this design, only the first year of the PSU is deemed granted as the compensation committee has approved financial measures for only fiscal 2020. The Summary Compensation Table reflects the value of only the first year of the PSU grants. The PSU values in the Summary Compensation Table in subsequent years will increase as the compensation committee approves the financial measures for those years.

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

FISCAL 2020 TOTAL DIRECT COMPENSATION
Elements of Compensation
The following table summarizes the major elements of our fiscal 2020 executive officer compensation programs:
Compensation Element	Objectives	Key Characteristics
Base Salary	To provide a fixed amount for performing the duties and responsibilities of the position	Determined based on overall performance, level of responsibility, pay grade, competitive compensation data, and comparison to our other executives
Annual Incentive Cash Bonus	To motivate executive officers to achieve Company-wide and individual performance goals	•	80% of bonus opportunity based on corporate financial objectives, 20% based on individual strategic objectives
		•	Financial objectives and targets aligned with business strategy to grow revenue, increase margins, improve company culture
		•	Annual cash bonus payout range of 0-200%
PSU Awards	To motivate executive officers to achieve certain longer-term goals and create long-term alignment with stockholders	•	PSUs represent 70% of long-term incentive grant value
		•	Granted annually based on pay grades and individual performance
		•	Based on a three-year performance period consisting of three one-year performance periods based on each fiscal year, subject to a three-year TSR modifier
		•	Performance measures are aligned with the business transformation plan
•
For the three-year performance period, our TSR will be compared to the S&P Software & Services Select Index, which can adjust the PSU award (upward or downward) and thereby focus executives to drive long-term value to stockholders

		•	PSUs have a payout range of 0-260% of target, including the TSR modifier
RSU Awards	Time-based awards to increase retention of executive officers	•	RSUs represent 30% of long-term incentive grant value for NEOs other than the Chief Executive Officer
		•	Granted annually based on pay grades and individual performance
		•	Grants vest in equal annual installments over three years
Stock Options	To align the interests of executive officers with long-term stockholders’ interests and ensure that realized compensation occurs only when there is an increase in stockholder value	•	Stock options represent 30% of the Chief Executive Officer's long-term incentive grant value
		•	Grants vest in equal annual installments over a defined time period, typically three or four years

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Mix of Compensation
Consistent with a pay-for-performance philosophy, the fiscal 2020 mix of compensation for Mr. Krzanich and the other NEOs was structured so that a significant portion of their total compensation is at-risk and paid based on meeting certain performance goals. The mix of target total direct compensation (base salary, cash bonus, and long-term incentive awards) for fiscal 2020 was designed to deliver the following approximate proportions of total compensation to Mr. Krzanich and the other NEOs (on average) if Company-wide and individual target levels of performance are achieved. Mr. Krzanich’s higher portion of at-risk compensation reflects his greater responsibility for overall Company performance.
Chief Executive Officer and NEO Total Direct Compensation Mix at Target

1
The total direct compensation mix for Mr. Krzanich includes (i) his full annual base salary for fiscal 2020 even though he voluntarily limited his base salary to $0.24 for our fiscal 2020 fourth quarter, and (ii) his annual incentive cash bonus at target which he voluntarily chose to forgo, prior to the start of our fiscal 2020 fourth quarter, due to the COVID-19 pandemic. The PSU percentages for the CEO and the NEOs represent the full plan design target award value as of September 12, 2019, as opposed to the grant date fair value of the first one-third of the award disclosed below in the Summary Compensation Table.

GOOD GOVERNANCE AND BEST PRACTICES
We are committed to ensuring that our compensation programs reflect principles of good governance. The following practices are key aspects of our compensation program:
What We Do	What We Don’t Do
Structure a majority of pay to be performance-based	Permit employees to hedge, short-sell, or pledge our common stock
Mitigate undue risk in compensation programs	Reprice or buy out underwater stock options without stockholder approval
Include clawback provisions in our cash and equity incentive programs	Grant discounted stock options
Maintain stock ownership guidelines, including holding requirements to encourage share ownership by executives	Gross up employees for taxes under Internal Revenue Code (the “Code”) Sections 280G or 409A
Include “double-trigger” treatment on change in control payments made under the Change in Control Plan	Pay current cash dividends on unearned PSUs or unvested RSUs
Provide limited perquisites	Provide multi-year guaranteed bonuses or equity
Engage an independent compensation consultant

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

COMPENSATION REVIEW AND DETERMINATION
Role of the Compensation Committee
The compensation committee oversees and administers our executive compensation programs. Before the start of the fiscal year the compensation committee reviews the executive compensation program, considers what modifications are appropriate to adapt to changes in market conditions, the Company's experience with attracting and retaining executive talent, and alignment with the strategic priorities of the business, and then establishes base salaries, target annual cash bonus opportunities, and long-term incentive awards for executives and other eligible employees.
The compensation committee examines compensation data detailing the amounts and mix of base salary, cash bonus, and long-term equity incentives for each of the NEOs, which compare the amounts and mix to competitive compensation levels. We generally target base salary, annual cash bonus, and long-term equity incentives at the median of competitive compensation levels, but will set targets above or below the median when warranted in the judgment of the compensation committee. The degree to which target compensation ranges are above or below the median competitive rate is based on a variety of factors, including each executive’s skill set, performance, and experience relative to market peers. Executives who are new in their roles and therefore less experienced than market peers are typically positioned lower in the range, whereas executives with a long tenure in their role may be positioned higher in the range.
Role of the Compensation Adviser
Our compensation committee has engaged FW Cook as its independent external advisor to provide assistance with the design of our compensation programs regarding the amount and types of compensation that we provide our executives, and how these compare to peer company compensation practices. In June 2019, FW Cook examined the competitiveness of senior executive compensation levels and the Company’s aggregate share usage, dilution, and fair value cost of long-term incentives for all participants, which was used for setting fiscal 2020 target total compensation.
Representatives of FW Cook attend meetings of the compensation committee as requested and may also communicate with the Chair of the compensation committee outside of meetings. As part of its ongoing support to our compensation committee, FW Cook also reviews executive compensation disclosures, reviews and provides comments on changes to the committee’s charter, advises on emerging trends and the implications of regulatory and governance developments, and reviews and provides commentary on materials and proposals prepared by management that are presented at the committee’s meetings. FW Cook also advises our nominating and governance committee on director compensation and conducts biennial competitive reviews of director compensation.
Role of Competitive Market Data
Survey Market Data
With respect to the total cash and long-term incentive compensation for our Chief Executive Officer and other NEOs, the compensation committee reviews competitive compensation market data based on compensation surveys reflecting the pay practices of publicly traded companies and our compensation peer group, discussed below. For fiscal 2020, the surveys used were the Willis Towers Watson U.S. General Industry Executive Database, the Aon Hewitt U.S. Total Compensation Measurement Executive Survey, and the Radford Global Technology Survey. In benchmarking compensation levels against the survey data, the compensation committee considered only the aggregated survey data, and the identity of the companies included in the survey data is not disclosed to, or considered by, the compensation committee in its decision-making process. The companies included were based on a revenue range such that the median company revenue approximates the annual revenue for CDK Global or the executive’s business unit, as appropriate. In setting target compensation for the NEOs, the compensation committee also considers the executive’s total compensation for the previous year and internal comparisons of total compensation to our other executive officers.

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Peer Companies
For fiscal 2020, the compensation peer group was unchanged from last year and consisted of companies that are of a similar business model to CDK (including B-to-B operations and back-office services), that are of similar size to CDK based on revenue and market capitalization. The compensation committee also considered the peer groups identified by prominent proxy advisory firms and the peer groups used by our peers. The following companies made up our peer group for fiscal 2020 compensation decisions:
Adobe, Inc	Alliance Data Systems Corporation
ANSYS, Inc.	Autodesk, Inc.
AutoNation, Inc.	CA, Inc.[1]
Cadence Design Systems, Inc.	CoStar Group, Inc.
Gartner, Inc.	Group 1 Automotive, Inc.
Intuit Inc.	LiveRamp Holdings, Inc (formerly known as Acxiom)
Open Text Corporation	Red Hat, Inc.
ServiceNow, Inc.	SS&C Technologies Holdings, Inc.
Synopsys, Inc.	Teradata Corporation
Total System Services, Inc.	Verint Systems Inc.
Zillow Group, Inc.
1	CA, Inc. acquired by Broadcom in November 2018.
With the announcement of the divestiture of our Digital Marketing business, FW Cook conducted an independent review to determine whether the current peer companies remain reasonable for competitive comparison purposes and continue to reflect the Company's evolving business operations. FW Cook recommended removing CA, Inc, Red Hat, Total System Services, LiveRamp, Adobe Systems, and Zillow. FW Cook recommended adding Citrix Systems, CoreLogic, PTC, RealPage, and Workday. The compensation committee approved the changes in February 2020. As a result, the new peer group for fiscal 2021 compensation decisions will consist of 20 companies that are representative of CDK's evolving business operations.
Role of Management
The Chief Executive Officer provides recommendations to the compensation committee with respect to each NEO's overall performance and actual achievement against performance objectives, and in the determination of each NEO's compensation, other than his own. The compensation committee takes the Chief Executive Officer’s general input into consideration when reviewing and approving compensation for NEOs other than the Chief Executive Officer.
The Chief Executive Officer and Chief Human Resources Officer participate in the development of the performance criteria measures and any plan design changes for our annual bonus and equity plans. The Chief Human Resources Officer incorporates any plan design changes and presents proposed compensation matters to the compensation committee for its review and approval.

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

CASH COMPENSATION
Base Salary
Base salaries represent fixed amounts paid to each executive for performing their normal duties and responsibilities. For fiscal 2020, the compensation committee determined the amount based on the executive’s overall performance in prior years, level of responsibility, pay grade, competitive positioning, and comparison to our other executives. Based on these criteria, our NEOs received the following annual salary increases in fiscal 2020:
Named Executive Officer	Fiscal 2019 Salary ($)	Increase	Fiscal 2020 Salary ($)[1]
Krzanich, Brian M.	1,000,000	—%	1,000,000
Tautges, Joseph A.	680,000	5.9%	720,000
Shah, Mahesh	600,000	1.7%	610,000
Byrne, Amy W.	380,000	5.3%	400,000
Brunz, Lee J.	415,000	3.6%	430,000
1.
Mr. Krzanich's base salary is set per the terms of his employment agreement. His fiscal 2020 base salary excludes the impact of his voluntary decision to forgo all but $0.24 of his base salary during for the fourth quarter of fiscal 2020 in response to the COVID-19 pandemic.

Annual Incentive Cash Bonus Program
Program Design
The NEOs are eligible to earn an annual incentive cash bonus as a way to align each NEO's interests with our stockholders’ interests, and to reinforce key strategic initiatives and encourage superior individual performance. Potential payouts are capped at 200% of target based on actual performance against corporate and individual performance measures. There is no minimum payment level, and the corporate performance portion of the annual incentive cash bonus is forfeited if all of the financial threshold performance measure goals are not achieved. When making final payout determinations, the compensation committee may exercise discretion to award something other than the bonus amount based on both actual corporate performance measures and individual goal achievements.
Each year the compensation committee approves certain performance measures aligned with the key components of our operational and strategic success and the degree to which the Chief Executive Officer and the other NEOs have responsibility for overall performance results. For fiscal 2020, incentive bonus achievement was based on: (i) three core financial corporate performance measures; (ii) a newly introduced organizational health corporate performance measure that facilitates collaborative engagement around a common objective; and (iii) individual performance measures designed to enhance focus on each NEOs specific business objectives, such as operational objectives, strategic initiatives, succession planning, and talent development, which are important to the long-term success of the Company. The specific performance measures and the weighting that was placed on each, are as follows:
1.	Corporate Performance Measures, weighted 80%
a.	fiscal 2020 adjusted EBITDA growth (45%);
b.	fiscal 2020 adjusted Global Revenue growth (30%);
c.	fiscal 2020 Global sales (15%); and
d.	Organizational Health (10%)
2.	Individual Performance Measures, weighted 20%

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

The corporate performance measures are defined and explained in greater detail as follows:
Corporate Performance Measures[1]	Calculation	Rationale for Measure
Adjusted EBITDA Growth (%)[2]	The percentage difference between adjusted EBITDA for fiscal 2020 and adjusted EBITDA for fiscal 2019	Encourages efficient operations and resource allocations in order to maximize earnings relative to the revenue growth

Adjusted Global Revenue Growth (%)[3]	The percentage difference between adjusted global revenues for fiscal 2020 and adjusted global revenues for fiscal 2019	Reflects top-line financial performance, which is a strong indicator of our long-term ability to drive stockholder value

Global Sales ($)[4]	The dollar value of Global Sales (the Company's internal unit of measure that estimates the one-year value of sales transactions) for fiscal 2020	In-year new business and indicator of revenue trajectory for future periods

Organizational Health	Percentage completion of goal setting in the first quarter, and completion of multiple performance and development conversations between managers and their employees	To drive a performance oriented culture
1
While financial results are reported in accordance with GAAP, financial performance measure targets and results under incentive plans are sometimes based on non-GAAP or adjusted financial measures. The financial results, whether GAAP or non-GAAP, may be further adjusted as permitted by those plans and approved by the compensation committee. The compensation committee reviewed GAAP to non-GAAP adjustments and any other adjustments to ensure performance took into account the way the goals were set and executive accountability for performance. These measures and the related performance targets are relevant only to our executive compensation program and should not be used or applied in other contexts.

An explanation of how management uses adjusted measures and the reasons why management views such measures as providing useful information for investors can be found in our fiscal 2020 Annual Report on Form 10-K. Our adjusted financial measures should be viewed in addition to, and not as an alternative to, financial results prepared in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from the Company’s results should be carefully evaluated.
2
Adjusted EBITDA is net earnings from continuing operations attributable to CDK Global excluding the impact of foreign exchange by calculating revenues and earnings at budget rates for the current year, as adjusted by those adjustments disclosed in our Annual Report on Form 10-K, the Company-wide impact on bonus funding, and other adjustments permitted by the Company's 2014 Omnibus Award Plan (the “2014 Plan”), established by the compensation committee at adoption, and subsequently approved by the compensation committee following the completion of the performance period.

3
Adjusted Global Revenue is the revenue from continuing operations excluding the impact of foreign exchange by calculating revenues at budget rates for the current year, as adjusted by those adjustments disclosed in our Annual Report on Form 10-K, and other adjustments permitted by the 2014 Plan, established by the compensation committee at adoption, and subsequently approved by the compensation committee following the completion of the performance period.

4
The Company does not disclose its internal formula used to calculate Global Sales because this information is not otherwise publicly disclosed by the Company, and the Company believes it would cause competitive harm to do so in this proxy statement. Global Sales targets may vary from year-to-year based on the sales function's annual objectives and may be impacted by factors such as the weighting of customer retention versus new customer growth in a specific year. After careful consideration, the compensation committee determined that it was appropriate to set the Threshold, Target, and Maximum levels for Global Sales at levels lower than the prior fiscal year, but consistent with the Company’s fiscal 2020 operating plan approved by the Board, 2020 financial outlook, and customer retention strategy. Consistent with the other financial targets, Global Sales targets were set at levels necessary to drive stockholder value.

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Design Changes for Fiscal 2020
The terms of the fiscal 2020 annual incentive cash bonus program remained largely consistent with those of the program from the prior year, subject to the following two adjustments:
•
Due to the announced divestiture of our Digital Marketing business, the compensation committee replaced adjusted Core Auto Software Revenue Growth with adjusted Global Revenue Growth for purposes of measuring revenue; and

•
the compensation committee introduced an organizational health goal to drive a more performance oriented culture based on our newly introduced performance management system, which it believes will ultimately improve the performance of the Company overall and deliver positive results to our stockholders.

Fiscal 2020 Financial Results
As reflected in the table below, the effect of the COVID-19 pandemic on the global economy and the actions taken by the Company to support its customers in response to the COVID-19 pandemic had a significant impact on the achievement of our fiscal 2020 bonus targets. In August 2020, the compensation committee reviewed and determined performance (with no modification or adjustment for the impact of the COVID-19 pandemic) against the corporate performance measures, calculated as of June 30, 2020, as follows:
Financial Performance Measure	Weight	Threshold (50% of Target)	Target	Maximum (200% of Target)	Results	Percentage of Target Annual Incentive Funded
Adjusted EBITDA Growth (%)	45%	—%	4.0%	5.8%	(2.9)%	—%
Adjusted Global Revenue Growth (%)	30%	3.0%	5.5%	7.0%	2.8%	—%
Global Sales ($) millions	15%	$204.0	$256.0	$358.0	$288.9	19.9%
Organizational Health	10%	75%	85%	100%	98.8%	19.2%
Total	100%	—	—	—	—	39.1%
Discussion of Individual Performance Measures
With respect to performance against the Individual Performance Measures, the compensation committee evaluated Mr. Krzanich's performance during an executive session held in August 2020. The evaluation included an analysis of Mr. Krzanich's performance against all of his Individual Performance Measures, which included defining a long-term strategy for the Company; identifying and executing strategic mergers, acquisitions and divestitures; retaining customers; and establishing the right organization design and leadership talent to achieve our strategic objectives. As Mr. Krzanich voluntarily elected in March 2020 to forgo his entire fiscal 2020 annual bonus due to the COVID-19 pandemic, the compensation committee determined that Mr. Krzanich achieved his goals but an actual Individual Performance Measures achievement percentage was not provided.
As the Chief Executive Officer, Mr. Krzanich evaluated the performance of the other executive officers and presented his recommendations to the compensation committee in August 2020 based on those evaluations. The evaluations included an analysis of each officer's performance against his or her Individual Performance Measures, which are intended to be differentiated performance measures. After discussion, the compensation committee determined the degree of attainment of the Individual Performance Measures. The results of these evaluations and selected Individual Performance Measures for the other NEOs are summarized below:
Mr. Tautges.The compensation committee determined that Mr. Tautges' Individual Performance Measures were achieved at 140%. Mr. Tautges' Individual Performance Measures were focused on implementing CDK's quote to cash ERP project, which included: establishing governance processes, simplification of the product catalog, reductions in the initial quote turnaround time, roll-out of new invoice format, and improved invoice accuracy rate.
Mr. Shah.The compensation committee determined that Mr. Shah's Individual Performance Measures were achieved at 140%. Mr. Shah's Individual Performance Measures included: management of the R&D net budget, revenue growth in our Fortellis platform, and increases in our Drive Flex active base.

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Ms. Byrne. The compensation committee determined that Ms. Byrne's Individual Performance Measures were achieved at 140%. Ms. Byrne's Individual Performance Measures included: development and implementation of CDK's corporate values, elevating the CDK brand as an employer of choice, and advancement of HR practices and systems.
Mr. Brunz. The compensation committee determined that Mr. Brunz's Individual Performance Measures were achieved at 140%. Mr. Brunz's Individual Performance Measures included: protecting CDK interests by managing priority legal threats, drive strategic merger, acquisition and divestiture opportunities, drive the execution of the Digital Marketing divestiture, and deliver on fiscal 2020 vendor cost savings projects.
Based on the findings of these performance evaluations, the compensation committee evaluated performance against the non-financial measures for the NEOs to determine the overall level of achievement in the table below. We do not disclose detailed Individual Performance Measure goals for each NEO out of concern for competitive harm.
Named Executive Officer	Actual Performance as a Percentage of Target (%)	Weight (%)	Percentage of Target Annual Incentive Funded
Krzanich, Brian M.	—%	20%	—%
Tautges, Joseph A.	140%	20%	28%
Shah, Mahesh	140%	20%	28%
Byrne, Amy W.	140%	20%	28%
Brunz, Lee J.	140%	20%	28%
Fiscal 2020 Annual Incentive Cash Bonus Payouts
Based on the fiscal 2020 financial and non-financial level of performance, the calculated annual incentive results for the NEOs under the annual incentive cash bonus program was 59.3% of target. The calculated annual incentive awards are reflected in the table below.

Fiscal 2020 Annual Incentive Cash Bonus Program Payout
Percentage of Target Annual Incentive Payout
Named Executive Officer	Annual Base Salary ($)	Annual Incentive Target (%)	Financial Measures Weight (%)	Financial Measures Results (%)	Non- Financial Measures Weight (%)	Non- Financial Measures Results (%)	As % of Target Annual Incentive (%)	Actual Payout[1]

Krzanich, Brian M.	1,000,000	150%	80%	—%	20%	—%	—%	—
Tautges, Joseph A.	720,000	80%	80%	39.1%	20%	140%	59.3%	341,453
Shah, Mahesh	610,000	80%	80%	39.1%	20%	140%	59.3%	289,286
Byrne, Amy W.	400,000	60%	80%	39.1%	20%	140%	59.3%	142,272
Brunz, Lee J.	430,000	60%	80%	39.1%	20%	140%	59.3%	152,942
1.	Mr. Krzanich voluntarily elected to forgo his entire fiscal 2020 annual incentive cash bonus due to the COVID-19 pandemic.
LONG-TERM EQUITY INCENTIVE COMPENSATION PROGRAMS
We believe that long-term incentive compensation is a significant factor in attracting and retaining key executives and in aligning their interests directly with the interests of our stockholders. For fiscal 2020, for NEOs other than the Chief Executive Officer, the compensation committee approved long-term incentive awards to be granted as a mix of PSUs and RSUs. The compensation committee approved the use of RSUs to continue to increase the retention impact of our program during a time of transformation, and improve the external market competitiveness of our

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

program by aligning with the more prevalent time-based equity grant type found in our compensation peer group. The compensation committee will continue to be able to grant stock options where it deems appropriate, for example, the grant made to Mr. Krzanich included stock options.
The Company's fiscal 2020 long-term equity incentive compensation for its executives consisted of a grant of PSUs for 70% of total award value, which cliff vest at the end of a three-year performance period based on actual achievement of performance goals set at the time of the grant, and for NEOs other than the Chief Executive Officer, a grant of RSUs for the remaining 30% of total award value, which have pro rata annual vesting over three years. Each executive officer is awarded a target dollar value of PSUs and, other than in the case of Mr. Krzanich, a dollar value of RSUs. The target dollar value of PSUs and dollar value of RSUs are converted into a number of units of the respective award by dividing the awarded dollar value by the closing stock price of the Company's stock on the date of grant. The dollar value of Mr. Krzanich's stock options grant is calculated by dividing the awarded dollar value by the fair value of the grant as determined by a binomial option-pricing model.
The compensation committee selected these awards because they ensure that the overall long-term incentive program is tied closely to changes in stockholder value and the degree to which critical operating objectives are attained while also supporting our talent attraction and retention objectives. The compensation committee may also from time to time grant discretionary awards of time-based restricted stock and RSUs. These awards are for special situations and are not considered in the target allocation of total long-term incentive compensation.
The quantity of awards granted during fiscal 2020, which includes target fiscal 2020 PSUs, fiscal 2020 RSUs for NEOs other than Mr. Krzanich, and stock options for Mr. Krzanich, are summarized in the table below (the fair market value of these awards can be found in the “Grants of Plan-Based Awards” Table on page 45 of this proxy statement):
Named Executive Officer	Target Fiscal 2020 Target PSUs[1]	Fiscal 2020 RSUs[2]	Fiscal 2020 Stock Options[3]
Krzanich, Brian M.	185,656	—	333,629
Tautges, Joseph A.	33,418	14,322	—
Shah, Mahesh	22,278	9,548	—
Byrne, Amy W.	16,709	7,161	—
Brunz, Lee J.	14,852	6,365	—
1.
The quantity of target fiscal 2020 PSUs reflects the entire grant for the full three-year vesting period. A description of the financial performance objectives for year one of the three-year vesting period for the fiscal 2020 PSUs is described below in this section under - Performance-Based Stock Units.

2.	The RSUs awards for fiscal 2020 vest in equal installments on the first three anniversaries of the grant date.
3.	Mr. Krzanich's stock options consists of time vested stock options that vest in equal installments on each of the first three anniversaries of the grant date.
Performance-Based Stock Units
We granted fiscal 2020 PSUs to all of our officers based upon their pay grades, and for officers other than the Chief Executive Officer, based on input from the Chief Executive Officer to the compensation committee. For fiscal 2020, we changed the PSU design to consist of three individual one-year performance periods for the financial component, while maintaining a full three-year period for the TSR component. Financial goals for each one-year performance period are set at the beginning of each fiscal year. The fiscal 2020 PSUs vest on June 30, 2022. We believe that this program is aligned to our business transformation plan to grow revenues and create shareholder value and further the Company's long-term financial goals by aligning the compensation of our key executives with our long-term operating performance, creating commonality of interest between executives and stockholders, and supporting our talent retention objectives.
Potential payouts for the fiscal 2020 PSUs can range from 50% to 200% of target for threshold and maximum performance respectively. If threshold performance is not achieved, the PSUs will be forfeited. The number of PSUs earned is subject to further adjustment (increase or decrease) depending on the TSR of our common stock during the three-year performance period compared against the S&P Software & Services Select Index peer group which can increase the maximum payout to 260% of target.

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

The compensation committee approved the fiscal 2020 PSU program in September 2019 and the impact of relative TSR on the award payout. In September 2019, the compensation committee also established adjusted global revenue growth and adjusted diluted EPS performance measure goals and award ranges for fiscal 2020 under the PSU program. Our adjusted global revenue growth for fiscal 2020 was 2.8%, which resulted in an earned award level for the fiscal 2020 performance year in the amount of 0% of target. Our adjusted diluted EPS for fiscal 2020 was $3.19, which also resulted in an earned award level for the fiscal 2020 performance year in the amount of 0% of target. The following table shows the annual performance measure goal targets, results and award levels achieved for fiscal 2020, as a percentage of target:
	Performance Measure Goals
		Fiscal 2020 (Year 1)[1]		Fiscal 2021 (Year 2)	Fiscal 2022 (Year 3)
	Performance Goal Achievement Percentage	Adjusted Global Revenue Growth (%) Goal (75% weight)[2]	Adjusted Diluted EPS Goal (25% weight)[3]	To be Established during Fiscal 2021	To be Established during Fiscal 2022
Threshold	50%	3.0%	$3.32	—	—
Target	100%	5.5%	$3.43	—	—
Max	200%	7.0%	$3.50	—	—
Actual	—	2.8%	$3.19	—	—
TSR Modification to PSU
TSR Percentile (%ile) Rank	PSU Modification to Financial Results
> 75th %ile	+30%
66th to 75th %ile	+20%
56th to 65th %ile	+10%
45th to 55th %ile	No change
35th to 44th %ile	-10%
25th to 34th %ile	-20%
< 25th %ile	-30%
1
While financial results are reported in accordance with GAAP, financial performance measure targets and results under incentive plans are sometimes based on non-GAAP or adjusted financial measures. The financial results, whether GAAP or non-GAAP, may be further adjusted as permitted by those plans and approved by the compensation committee. The compensation committee reviewed GAAP to non-GAAP adjustments and any other adjustments to ensure performance took into account the way the goals were set and executive accountability for performance. These measures and the related performance targets are relevant only to our executive compensation program and should not be used or applied in other contexts.

2
Adjusted Global Revenue is the combined revenue from continuing operations of our CDK North America and CDK International segments excluding the impact of foreign exchange by calculating revenues and earnings at budget rates for the current year, as adjusted by those adjustments disclosed in our Annual Report on Form 10-K, and other adjustments permitted by the 2014 Plan, established by the compensation committee at adoption, and subsequently approved by the compensation committee following the completion of the performance period.

3
Adjusted Diluted EPS is Diluted EPS excluding the impact of foreign exchange by calculating revenues and earnings at budget rates for the current year, as adjusted by those adjustments disclosed in our Annual Report on Form 10-K, and other adjustments permitted by the 2014 Plan, established by the compensation committee at adoption, and subsequently approved by the compensation committee following the completion of the performance period

After the conclusion of the three-year performance cycle the results of each of the three individual one-year performance periods will be averaged to determine the overall performance goal achievement percentage. The compensation committee will confirm the final overall achievement percentage, which will be modified based on the three-year TSR results for the performance period. The PSU award earned will also be credited with dividend equivalents from the grant date of the target award until the issuance date, assuming all dividends were reinvested in our stock at the time dividends are paid. The PSUs earned will be paid in the form of shares of our common stock following the conclusion of the three-year performance period.

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Settlement of Fiscal 2018 PSUs
The NEOs, with the exception of Messrs. Krzanich, and Shah, were awarded fiscal 2018 PSUs, which had a three-year performance period that ran from July 1, 2017, to June 30, 2020. Performance goals for the period were approved by the compensation committee in September 2016, the same meeting at which the compensation committee approved the fiscal 2017 PSU goals. The compensation committee approved both PSU plans in September 2016 to further align our executive officers' incentives through the completion of the business transformation plan and to allow for a balanced focus on our operational growth with strategic flexibility.
The fiscal 2018 PSU goals consisted of:
i.	fiscal 2018 adjusted EBITDA margin (weighted 1/3); and
ii.	adjusted EBITDA growth for fiscal 2019 to fiscal 2020 (weighted 2/3).
The number of PSUs earned was subject to further adjustment depending on the TSR of our common stock during the performance period compared against a performance peer group of companies in similar Global Industry Classification Standard (“GICS”) codes, as well as digital advertising and marketing companies. The TSR adjustment is interpolated between 75% and 125% if CDK's TSR ranking is between the 25th and 75th percentiles. The TSR adjustments are capped at 75% and 125% if CDK's TSR ranking is less than the 25th percentile or greater than the 75th percentile, respectively.

Lastly, if our compounded annual revenue growth over the performance period cycle was below 3%, awards would be capped at 100% of target.
The following table shows the fiscal 2018 PSU targets, results and award payout levels achieved, as a percentage of target:
	Fiscal 2018 (weighted 1/3)		Fiscal 2019 to Fiscal 2020 (Weighted 2/3)		TSR Achievement
	Adjusted EBITDA Margin Goal	Goal Achievement Payout %	Adjusted EBITDA Growth Goal	Goal Achievement Payout %	Percentile Ranking	TSR Adjustment
Threshold	30.00%	50%	16.0%	50%	25%	75%
Target	31.67%	100%	20.0%	100%	50%	100%
Max	35.00%	200%	24.0%	200%	75%	125%
Actual	35.70%	200%	11.9%	—%	12%	75%
These results, specifically our performance against adjusted EBITDA growth for fiscal 2019 to fiscal 2020, was significantly impacted by the COVID-19 pandemic and our financial efforts to support our customers during this challenging time. The overall financial result was calculated at 67% based on 1/3 of the fiscal 2018 adjusted EBITDA margin achievement of 200% only as achievement for fiscal 2019 to 2020 adjusted EBITDA growth did not exceed threshold. The fiscal 2018 PSUs were then settled at 50% of target based on achievement of our financial goals at 67% of target multiplied by 75% for our three-year TSR ranking below the 25th percentile in the performance peer group. Finally, if the payout would have exceeded 100% it would not have been subject to the revenue growth cap as the compounded annual revenue growth over the performance period cycle exceeded 3%.

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Our TSR Peer Group (for Fiscal 2018 PSUs)
Our TSR peer group includes companies of any size against which we can best measure financial and business performance. Our compensation peer group disclosed above is distinguished from our TSR peer group in that the compensation peer group companies are broadly reflective of the industry in which we compete for executive talent and provide a good indicator of the current range of executive compensation for companies within a reasonable size range of CDK Global. The companies in our TSR performance peer group1 are:

58.com	FactSet Research Systems	Paychex
Activision Blizzard	Fidelity National Information Services	Sabre
Akamai Technologies	FireEye	ServiceNow
Alliance Data Systems Corporation	Fiserv	Splunk
Amdocs	FleetCor Technologies	SS&C Technologies Holdings
Ansys	Fortinet	Symantec
Autodesk	Gartner	Synopsys
Autohome	Global Payments	Teradata Corporation
Broadridge Financial Solutions	IAC/InterActive	The Interpublic Group of Companies
Cadence Design Systems	LendingClub	The Western Union Company
Check Point Software Technologies	Mercadolibre	Twitter
Citrix Systems	NetEase	VeriSign
CoStar Group	Nuance Communications	Workday
DXC Technology (formerly Computer Sciences Corporation)	Omnicom Group	Xerox
Electronic Arts
1.
The following companies were removed from the peer group due to acquisition: Red Hat was acquired by IBM in July 2019, WorldPay Inc. was acquired by Fidelity National Information Services Inc. in July 2019, Tableau was acquired by Salesforce in August 2019, and Total System Services was acquired by Global Payments, Inc. in September 2019.

Stock Options
For fiscal 2020, the compensation committee only approved a stock option grant to Mr. Krzanich. The stock options granted to Mr. Krzanich were time-vesting stock options that vest in three equal annual installments on the first three anniversaries of the grant date. When stock options are awarded they have an exercise price equal to the closing market price of our common stock on the date of grant. Executives will realize value only if the market price of our common stock increases during the period the option is outstanding, which provides a strong incentive to our executives to increase stockholder value that can be sustained over time.
Additional stock option grants may be made at any time to assist us in recruiting, promoting, or retaining executives.
OTHER COMPENSATION COMPONENTS AND CONSIDERATIONS
In addition to the compensation components discussed above and the same health and welfare benefits and retirement benefits available to our U.S. employees generally, we offer the NEOs deferred compensation, limited perquisites, change in control protection, and severance benefits. We believe that these additional benefits are fair, competitive, and consistent with our overall compensation philosophy, and designed to ensure that we can effectively retain our NEOs and compete for executive talent.

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Benefits
We do not provide a defined benefit pension plan to our employees. Benefits for executives are generally the same as those available to all employees, including a group health plan, a group life insurance program, and a qualified 401(k) plan with matching Company contributions capped based on applicable IRS limits.
All of our executive officers are also eligible participate in our Deferred Compensation Plan which permits the executive to elect to defer payment of all or a portion of their annual cash bonuses. We make this program available to our executive officers to be competitive, to facilitate the recruitment of new executives, and to provide our executive officers with a tax-efficient way to save for retirement. We do not match deferrals by these executive officers or otherwise contribute any amounts to the NEOs’ deferred compensation accounts. We generally do not consider the executive’s deferred account balances, or investment earnings or losses on such balances, when we make compensation decisions because the value of such accounts reflects voluntary contributions made by the individual executives and the earnings (or losses) thereon. Cash bonus contributions are fully vested from the date of deferral. Participants can elect to have payment of deferred amounts commence on an in-service date or upon termination (including, retirement), and the form of payment can be in either installments or a lump sum.
We also provide the CDK Global, Inc. Retirement Savings and Restoration Plan, which is designed to restore or replace Company contributions that cannot be provided under the qualified 401(k) plan due to IRS limits. Company contributions on eligible compensation above the IRS limits are deposited into a nonqualified bookkeeping account established for each participant in accordance with the program. Company contributions under this program are subject to the same vesting conditions as would have applied to the corresponding Company contributions under the qualified 401(k) plan.
Perquisites
We provide our NEOs with the use of automobiles leased by us. Consistent with our policy towards all attendees, we pay for the spouses of our executive officers to accompany them to our annual sales conference.
Relocation Assistance
We provide relocation assistance to newly hired and current senior executives who must relocate to accept our job offer or a new role within the Company. Such relocation assistance is generally pursuant to our relocation program, which is designed to cover the costs directly resulting from the Company-requested relocation and includes tax gross-up payments for taxable relocation benefits under the program. In connection with Mr. Tautges’ relocation to our San Jose, California office, he was provided relocation assistance.
Change in Control Severance Plan for Corporate Officers
Our Change in Control Severance Plan for Corporate Officers provides benefits in the case of an involuntary termination (other than for cause) of employment in connection with a change in control and is designed to: (i) retain our corporate officers; and (ii) align their interests with our stockholders’ interests so that they can consider transactions that are in the best interests of our stockholders and maintain their focus without concern regarding how any such transaction might personally affect them. Each of our NEOs participates in this plan.
The severance formulas used for the Chief Executive Officer and the other participating executive officers are each designed to provide the level of temporary replacement income that we feel is appropriate for that office, but the compensation that our executive officers may receive after termination of employment or a change in control is not taken into account when current compensation levels are determined.
Our Change in Control Severance Plan is described in more detail below under “Potential Payments to Named Executive Officers Upon Termination or Change in Control.”

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Corporate Officer Severance Plan
Our Corporate Officer Severance Plan provides benefits in the case of an involuntary termination of employment (other than for cause) other than in connection with a change in control and is designed to: (i) attract and retain executive officers by a level of protection against involuntary job loss; (ii) provide an appropriate level of benefit to enable executive officers to transition to new employment; and (iii) secure restrictive covenants such as non-competition, non-solicitation, etc.
As described below under “Potential Payments to Named Executive Officers Upon Termination or Change in Control,” participating executive officers have separation entitlements under the Corporate Officer Severance Plan that differ from those available to the Chief Executive Officer.
Our Corporate Officer Severance Plan is described in more detail below under “Potential Payments To Named Executive Officers Upon Termination or Change in Control.”
Accounting and Tax Considerations
In general, our philosophy is to seek to preserve the tax deductibility of executive compensation to the extent practicable and consistent with our overall compensation philosophies and, although we take into account accounting and tax implications when we design our equity-based and cash compensation programs and when we make awards or grants, we do not make compensation determinations based on the accounting or tax treatment of any particular type of award. Rather, the compensation committee believes that the overriding considerations when evaluating the design component of our executives’ compensation are the effectiveness of the component with respect to recruiting, retaining, and motivating highly talented executives and the stockholder value that management and the compensation committee believe that the pay component reinforces. Effective beginning in 2018, changes to Section 162(m) of the Internal Revenue Code eliminated our ability to deduct certain “performance-based” compensation for our principal executive officer, principal financial officer and our three next most highly compensation officers that was previously deductible. These changes, however, have not significantly impacted our compensation philosophy. A significant portion of our NEOs’ compensation has and should remain tied to the Company’s performance without regard to the changes to Section 162(m).
Compensation Recovery (Clawback)
In addition to the clawback provision contained in the 2014 Plan, the Board adopted a compensation recovery policy in September 2015, whereby the compensation committee will recoup any incentive compensation (including requiring the reimbursement of any cash incentive compensation or canceling any equity award granted pursuant to the 2014 Plan) if: (i) with respect to the recoupment of any equity award granted pursuant to the 2014 Plan, the recipient of such equity award, without the consent of the Company, while employed by or providing services to the Company or any affiliate or after termination of such employment or service, violates a non-competition, non-solicitation, or non-disclosure covenant or agreement or otherwise engages in any activity that is in conflict with or adverse to the interests of the Company or any affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the compensation committee in its sole discretion; or (ii) with respect to the recoupment of any cash incentive compensation, the recipient of such cash incentive compensation engages in fraud or conduct contributing to any financial restatements or irregularities, as determined by the compensation committee in its sole discretion. In addition, if, with respect to the recoupment of any equity award granted pursuant to the 2014 Plan, a recipient engages in any activity referred to in clause (i) of the preceding sentence, the recipient will forfeit any gain as a result of any such incentive compensation (including any gain realized on the vesting or exercise of any equity award) and must repay that gain to the Company.
Anti-Hedging, Anti-Short Sale, and Anti-Pledging Policies
Our Insider Trading Policy prohibits directors, executive officers, and employees from purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of our common stock. Our directors, executive officers, and employees are also prohibited from engaging in short sales related to our common stock. The policy also prohibits any pledging of our common stock, including holding common stock in a margin account.

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Stock Ownership Guidelines
We have established stock ownership guidelines to encourage equity ownership by our executive officers in order to reinforce the link between their financial interests and those of our stockholders. The stock ownership guidelines were set on the basis of each executive officer’s pay grade, expressed as a multiple of the executive officer’s base salary on the first day of the fiscal year. Stock ownership (as defined under the guidelines) consists of stock owned outright by the executive officer or beneficially through ownership by direct family members (spouses and dependent children). Our executive officers are expected to satisfy the guidelines within five years of becoming an executive officer.
Under our stock ownership guidelines, Mr. Krzanich is expected to own an amount of our stock equal in value to six times his base salary. Our other executive officers are expected to own an amount of our stock equal in value to three times their respective base salaries. Executive officers whose ownership levels are below the minimum required levels are required to retain as shares of our common stock at least 75% of post-tax net gains on stock option exercises, and 75% of shares (net of taxes) received upon vesting of RSUs or the settlement of PSUs. As of September 29, 2020, Mr. Brunz had satisfied the guidelines. The other executive officers are making progress towards achievement and are expected to satisfy the guidelines within the relevant time period.
COMPENSATION COMMITTEE REPORT
The compensation committee of the Board oversees the Company’s compensation programs on behalf of the Board. In fulfilling its oversight responsibilities, the compensation committee reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement.
In reliance on the review and discussions referred to above, the compensation committee recommended to the Board that the Compensation Discussion and Analysis be incorporated by reference to the Company’s Annual Report on Form 10-K for fiscal 2020 and in this proxy statement.
COMPENSATION COMMITTEE
Willie A. Deese, Chair
Robert E. Radway
Eileen J. Voynick

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

COMPENSATION COMMITTEE OVERSIGHT

The compensation committee considered the risks presented by our compensation policies and practices at its meeting held in September 2020 and believes that our policies and practices of compensating employees do not, in the context of our business and our strategy, encourage excessive or unnecessary risk-taking for the following reasons:

•	Our incentive plans have diverse performance measures with rigorous goals, including our financial measures and our business unit financial measures, operational measures, and individual measures;
•	Our compensation programs balance annual and long-term incentive opportunities;
•	We cap incentive plan payouts within a reasonable range;
•	The mix of PSUs, RSUs, and stock options in our long-term incentive programs serves the best interests of our stockholders and us; and
•	Our stock ownership guidelines link the interests of our executive officers to those of our stockholders.
COMPENSATION TABLES
SUMMARY COMPENSATION TABLE FOR FISCAL 2020
Name and Principal Position	Year ($)	Salary ($)	Bonus ($)	Stock Awards ($)[1]	Option Awards ($)[1]	Non-Equity Incentive Plan Compensation ($)[2]	All Other Compensation ($)[3]	Total ($)
Krzanich, Brian M.	2020	750,000	—	3,120,861	3,749,990	—	102,810	7,723,661
President and Chief	2019	651,517		8,749,983	3,749,990	914,581	40,143	14,106,214
Executive Officer	2018							—
Tautges, Joseph A.	2020	713,333	—	1,236,736	—	341,453	658,985	2,950,507
EVP, Chief Financial	2019	675,000	—	1,490,997	—	534,752	185,735	2,886,484
Officer	2018	595,833	400,000	1,722,857	389,998	418,735	80,063	3,607,486
Shah, Mahesh	2020	608,333	—	824,490	—	289,286	68,107	1,790,216
EVP, Chief Product and	2019	115,909	725,000	824,937	299,996	120,000	11,844	2,097,686
Technology Officer	2018	—	—	—	—	—	—	—
Byrne, Amy W.	2020	396,666	—	618,343	—	142,272	76,106	1,233,387
EVP, Chief Human Resources &	2019	378,333		496,979		224,124	68,925	1,168,361
Communications Officer	2018	370,000	—	—	—	195,360	195,652	761,012
Brunz, Lee J.	2020	427,500	—	549,611	—	152,942	45,771	1,175,824
EVP, General Counsel and	2019	412,500	—	496,979	—	234,807	48,188	1,192,474
Secretary	2018	393,333	—	499,962	—	196,800	64,125	1,154,220
1.
Amounts set forth in the Stock Awards and Option Awards columns represent the aggregate grant date fair value of awards granted in each fiscal year as computed in accordance with ASC 718, disregarding estimates of forfeitures related to service-based vesting conditions. The amounts presented in the Stock Awards column include the grant date fair value of RSUs, and PSUs based upon their probable outcome of the performance condition as of the grant date. For additional information about the assumptions used in these calculations, see Note 8 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2020.

The PSU amounts represent the grant date fair value of the first one-third of the fiscal 2020 PSU target awards, which were granted on September 12, 2019. The target goals for the remaining portion of these awards will be determined in fiscal 2021 and 2022 by the compensation committee and will be reported in the applicable “Summary Compensation Table” for such grant date. As a result, the grant date fair value of the fiscal 2020 PSUs disclosed herein for fiscal 2020 excludes two-thirds of the intended plan design value as indicated in the following table:
	Compensation for Fiscal Year
Disclosed vs. Design	2020	2021(1)	2022(1)
Plan Design Value	100%
Value Disclosed in Summary Compensation Table	33%	33%	33%
(1)	The percentages assume that the grant date fair values determined in fiscal 2021 and fiscal 2022 is equal to the grant date fair value in fiscal 2020.

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

The maximum grant date fair value of the first one-third of PSUs granted in fiscal 2020, assuming achievement of the highest level of performance would be as follows: Mr. Krzanich, $8,114,237; Mr. Tautges, $1,460,523; Mr. Shah, $973,682; Ms. Byrne, $730,196, and Mr. Brunz, $649,034.
2.
Performance-based bonuses paid under the annual incentive cash bonus program are shown in this column. A discussion of our annual incentive cash bonus program may be found in our CD&A under “Cash Compensation-Annual Incentive Cash Bonus Program.” Mr. Krzanich voluntarily elected, prior to the Company's fourth quarter of fiscal 2020, to forgo his entire fiscal 2020 annual incentive cash bonus due to the COVID-19 pandemic.

3.	Refer to the “All Other Compensation for Fiscal 2020” table below for further information.
ALL OTHER COMPENSATION FOR FISCAL 2020
Name	Automotive ($)[1]	Employer- Sponsored Retirement ($)[2]	Life and Accidental Death Insurance ($)[3]	Spousal Travel ($)[4]	Tax Payments ($)[5]	Matching Charitable Contributions ($)[6]	Other ($)[7]	Total ($)
Krzanich, Brian M.	20,835	77,862	1,224	2,889	—	—	—	102,810
Tautges, Joseph A.	20,350	53,710	1,224	2,889	243,279	—	337,533	658,985
Shah, Mahesh	20,914	37,057	1,121	2,889	—	6,126	—	68,107
Byrne, Amy W.	16,910	16,590	736	2,889	16,963	—	22,018	76,106
Brunz, Lee J.	17,680	17,300	791	—	—	10,000	—	45,771
1.	Actual costs to the Company of leasing automobiles and related insurance, registration, and maintenance.
2.
Represents matching contributions made by the Company on behalf of the employee to the Company’s Retirement and Savings Plan (Mr. Krzanich, $9,210; Mr. Tautges, $13,890; Mr. Shah, $9,360; Ms. Byrne, $12,110; and Mr. Brunz, $11,420), and contributions to the Restoration Plan (Mr. Krzanich $68,652, Mr. Tautges, $39,820; Mr. Shah, $27,697; Ms. Byrne, $4,480; and Mr. Brunz, $5,880).

3.	Life insurance and accidental death and dismemberment premiums paid by the Company for the NEOs.
4.	Amounts paid by the Company on behalf of the executive's spouse or significant other who accompanied them in connection with business-related travel sponsored by the Company.
5.
Gross-up of relocation expenses provided to Mr. Tautges and Ms. Byrne. Mr. Tautges was asked to relocate to San Jose where his responsibilities would involve the recruitment of new investors that focus on technology companies, as well as merger and acquisition activities. These responsibilities require a close working relationship with the CEO, who is also based out of San Jose.

6.	Reflects matching charitable contributions made by the CDK Global Matching Gift Program.
7.	Relocation expenses paid by CDK Global for the relocation of Mr. Tautges and Ms. Byrne.

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

GRANTS OF PLAN-BASED AWARDS TABLE FOR FISCAL 2020
Name	Grant Date[2]	Award Date[2]	Plan Under which Grant was Made	Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards ($)[4]
				Threshold ($)	Target (#)	Maximum ($)	Threshold (#)[3]	Target (#)	Maximum (#)

Krzanich, Brian M.			Cash Bonus	750,000	1,500,000	3,000,000
	9/12/2019		FY 2020 PSU				21,660	61,885	160,901				3,120,861
	9/12/2019		FY 2020 Stock Option								333,629	47.13	3,749,990
Tautges, Joseph A.			Cash Bonus	288,000	576,000	1,152,000
	9/12/2019		FY 2020 PSU				3,899	11,139	28,961				561,740
	9/12/2019		FY 2020 RSU							14,322			674,996
Shah, Mahesh			Cash Bonus	244,000	488,000	976,000
	9/12/2019		FY 2020 PSU				2,599	7,426	19,308				374,493
	9/12/2019		FY 2020 RSU							9,548			449,997
Byrne, Amy W.			Cash Bonus	120,000	240,000	480,000
	9/12/2019		FY 2020 PSU				1,949	5,569	14,479				280,845
	9/12/2019		FY 2020 RSU							7,161			337,498
Brunz, Lee J.			Cash Bonus	129,000	258,000	516,000
	9/12/2019		FY 2020 PSU				1,733	4,950	12,870				249,629
	9/12/2019		FY 2020 RSU							6,365			299,982
1.	Mr. Krzanich voluntarily elected to forgo his entire fiscal 2020 annual incentive cash bonus due to the COVID-19 pandemic.
2.
In accordance with ASC 718, PSUs are deemed granted when the performance target is established. The amounts for the PSUs represent the grant date fair value of the first one-third of the fiscal 2020 PSUs, which were granted on September 12, 2019. The award date represents the date on which our compensation committee awarded the target number of PSUs to the NEOs when the date differs from the grant date.

3.	No payouts will be made if actual performance is below threshold level.
4.	The grant date fair value of the stock and option awards was determined in accordance with ASC 718.

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

OUTSTANDING EQUITY AWARDS FOR FISCAL 2020
		Option Awards					Stock Awards
Name	Grant Date	Number of Securities underlying unexercised options (#) (Exercisable)	Number of Securities underlying unexercised options (#) (Unexercisable)	Equity Incentive Plan Awards: Number of Securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)[1]	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)[1]
Krzanich,	11/9/2018	49,135[2]	98,270[2]		50.77	11/9/2028
Brian M.	11/9/2018	—	152,068[3]		50.77	11/9/2028
	11/9/2018								185,381[10]	7,678,481
	9/12/2019	—	333,629[2]		47.13	9/12/2029
	9/12/2019								61,885[11]	2,563,277
Tautges,	8/8/2017	12,460[12]	12,460[12]		62.03	8/8/2027
Joseph A.	8/8/2017						4,030[6]	166,923
	9/6/2018						4,927[7]	204,076
	9/6/2018								17,244[10]	714,246
	9/12/2019						14,322[8]	593,217
	9/12/2019								11,139[11]	461,377
Shah, Mahesh	5/2/2019	5,572[4]	16,716[4]		55.35	5/2/2029
	5/2/2019						1,174[7]	48,627
	5/2/2019						2,710[9]	112,248
	5/2/2019								4,110[10]	170,236
	9/12/2019						9,548[8]	395,478
	9/12/2019								7,426[11]	307,585
Byrne, Amy W.	6/14/2017	3,926[12]	3,927[12]		61.34	6/14/2027
	9/6/2018						1,642[7]	68,012
	9/6/2018								5,748[10]	238,082
	9/12/2019						7,161[8]	296,609
	9/12/2019								5,569[11]	230,668
Brunz, Lee J.	1/26/2012	1,447	—		20.24	1/26/2022
	1/25/2013	2,757	—		21.72	1/25/2023
	1/23/2014	3,860	—		28.76	1/23/2024
	1/20/2015	8,357	—		43.54	1/20/2025
	9/9/2015	9,562	—		50.80	9/9/2025
	9/8/2016	6,474[4]	2,159[4]		58.75	9/8/2026
	9/8/2016	4,316[5]	4,317[5]		58.75	9/8/2026
	8/8/2017						4,030[6]	166,923
	9/6/2018						1,642[7]	68,012
	9/6/2018								5,748[10]	238,082
	9/12/2019						6,365[8]	263,638
	9/12/2019								4,950[11]	205,029
1.	Market value is based on the June 30, 2020, closing price of our common stock of $41.42 per share.
2.
Mr. Krzanich's stock options vest in 1/3 increments on the first, second, and third anniversaries. The fiscal 2019 stock options vest from the commencement date (11/7/2018), and the fiscal 2020 stock options vest from the grant date.

3.	The options vest 100% on the third anniversary of the commencement date (11/7/2018) if the stock price performance goal is achieved.
4.	The options vest 25% on the first, second, third and fourth anniversaries of the grant date.
5.	The options vest 25% on the second, third, fourth and fifth anniversaries of the grant date.
6.	Remaining restricted stock award that will vest on the third anniversary of the grant date.
7.	Remaining restricted stock unit award that will vest equally on the second and third anniversaries of the grant date.
8.	Reflects a restricted stock unit award that vests ratably on the first, second and third anniversaries of the grant date.
9.	Remaining restricted stock unit award that will vest on the second anniversary of the grant date.

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

10.
Reflects target fiscal 2019 PSUs that will cliff vest upon completion of the performance period July 1, 2018 - June 30, 2021 based on achievement of results. Granted to Messrs. Tautges and Brunz, and Ms. Byrne on September 6, 2018, to Mr. Krzanich on November 9, 2018, and to Mr. Shah on May 2, 2019.

11.
Reflects the first one-third of the target fiscal 2020 PSU target award granted on September 12, 2019 for the performance period July 1, 2019 - June 30, 2022. Under the PSU program, awards will cliff vest based on achievement of results at the end of the three-year performance period.

12.	The options vest 25% on September 8 of 2018, 2019, 2020, and 2021.
OPTIONS EXERCISES AND STOCK VESTED TABLE FOR FISCAL 2020
	Option Awards[1]		Stock Awards[2]
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Krzanich, Brian M.	—	—	—	—
Tautges, Joseph A.	—	—	14,082	625,305.38
Shah, Mahesh	—	—	6,910	272,393
Byrne, Amy W.	—	—	3,187	134,878.72
Brunz, Lee J.	—	—	7,338	340,221.54
1.	The value realized upon exercise is the difference between the market price of the shares of our common stock underlying the options when exercised and the applicable exercise price.
2.
Stock awards include vested time-based restricted stock, RSUs, and PSUs, and do not exclude shares withheld for taxes upon vesting. The fiscal 2018 PSUs vested on June 30, 2020, when the performance period ended and employee service was no longer required. The number of PSUs that vested on June 30, 2020 includes all dividend equivalents accumulated during the vesting period, and are adjusted by the overall performance result of 50% based on the achievement of the performance targets established at 67% of target for the three-year performance period, and adjusted for total shareholder return ranking of 75%. The value realized upon vesting is based on the market price of our common stock as of each vesting date; in the case of the fiscal 2018 PSUs, the value is based on the closing stock price of a share of our common stock on June 30, 2020, of $41.42.

NON-QUALIFIED DEFERRED COMPENSATION FOR FISCAL 2020
Name	Executive Contributions in 2020 ($)[1]	Registrant Contributions in 2020 ($)	Aggregate Earnings in 2020 ($)[2]	Aggregate Withdrawals/ Distributions in 2020 ($)	Aggregate Balance at June 30, 2020 ($)
Krzanich, Brian M.	—	—	—	—	—
Tautges, Joseph A.	—	—	—	—	—
Shah, Mahesh	—	—	—	—	—
Byrne, Amy W.	224,124	—	9,113	—	233,237
Brunz, Lee J.	234,807	—	122,601	—	1,877,367
1.
The contributions reflect the annual incentive cash bonus amounts for fiscal 2019 that were payable in fiscal 2020 and were elected to be deferred by the NEOs as follows: (i) Ms. Byrne - 100%; and (ii) Mr. Brunz - 100%. The contributions exclude the annual bonus amounts for fiscal 2020 that were payable in fiscal 2021 and were elected to be deferred by the NEOs as follows: (i) Ms. Byrne - 50%; and (ii) Mr. Brunz - 50%. These amounts were reported as compensation in the “Summary Compensation Table” for fiscal 2020, but are excluded from the table above due to the timing of the deferral election. For a more detailed description of our deferred compensation plan, see “Benefits” on page 40 of this proxy statement.

2.
The earnings amounts are not reported as compensation in fiscal 2020 in the “Summary Compensation Table” as they do not represent above-market or preferential earnings on deferred compensation. Participants in our deferred compensation plan may elect to invest in funds selected by the Company. Each participant deferred compensation account is credited daily with the applicable investment return.

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

POTENTIAL PAYMENTS TO NAMED EXECUTIVE OFFICERS UPON TERMINATION OR CHANGE IN CONTROL
Change in Control Severance Plan for Corporate Officers
On September 30, 2014, the Board established a Change in Control Severance Plan for Corporate Officers, which was subsequently amended and restated effective September 9, 2015, August 9, 2016 and August 8, 2017 (as last amended and restated, the “CIC Plan”). As of June 30, 2020, there were nine eligible participants in the CIC Plan, which provides for the following severance benefits upon a qualifying termination of employment without cause or for good reason during the two-year period following a change in control:
•
Cash Severance: Covered participants, including our NEOs, would receive a payment equal to 200% of their current total annual compensation (or in the case of our Chief Executive Officer, 250%). Current total annual compensation is defined as the sum of: (i) the greater of a participant’s highest annual salary during the fiscal year in which employment terminates and such participant’s highest rate of annual salary during the fiscal year immediately prior to the year of such termination; and (ii) 100% of the participant’s target annual cash bonus opportunity for the fiscal year in which the participant’s employment is terminated;

•	Prorated Bonus: A payment equal to a prorated portion of the participant’s target annual cash bonus opportunity for the fiscal year in which the participant’s qualifying termination occurs;
•
Continuation of Benefits: We will maintain and permit the participant to participate in certain benefit plans for up to 18 months (24 months for our Chief Executive Officer) and will share the costs of such benefit plans in the same proportion as are shared by then similarly situated employees to the extent permitted by law;

•	Stock Options: All unvested stock options held by the participant on the date of the qualifying termination shall become fully vested and exercisable;
•	Time-Based Restricted Shares and RSUs: Unvested time-based restricted shares and RSUs held by the participant on the date of the qualifying termination shall become fully vested; and
•
Performance-Based Awards: Outstanding unearned performance-based awards, whether settled in cash or shares of CDK Global stock, are earned: (i) taking into account actual performance for any performance goal for which the specific performance period has ended as of the date of the change in control; and (ii) deeming all other applicable performance goals achieved at the 100% target rate.

Participants must execute an effective release to obtain the benefits under the CIC Plan.
For purposes of the CIC Plan, “change in control” generally means the consummation of any of the following: (i) the acquisition of 35% or more of the total combined voting power of our then-outstanding securities; (ii) the merger, consolidation, or other business combination of CDK Global, subject to certain exceptions; (iii) the sale of all or substantially all of our assets, subject to certain exceptions; or (iv) the first day on which the majority of the Board cease to be continuing directors.
For purposes of the CIC Plan, “cause” generally means: (i) gross negligence or willful misconduct which is materially injurious to us, monetarily or otherwise; (ii) misappropriation or fraud with regard to us or our assets; (iii) conviction of, or the pleading of guilty or nolo contendere to a felony involving our assets or business; or (iv) willful and continued failure to substantially perform duties after written notice by the Board.
For purposes of the CIC Plan, “continuing directors” generally means as of any date of determination, any member of the Board who: (i) was a member of such Board as of August 9, 2016; or (ii) was nominated for election or elected to such Board with the approval of a majority of the continuing directors who were members of the Board at the time of such nomination or election.
For purposes of the CIC Plan, “good reason” generally means: (i) material diminution in the participant’s position, duties, responsibilities, or authority as of the date immediately prior to the change in control; (ii) reduction in the participant’s base compensation or failure to provide incentive compensation opportunities at least as favorable in

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

the aggregate as those provided immediately prior to the change in control; (iii) failure to provide employee benefits at least as favorable in the aggregate as those provided immediately prior to the change in control; or (iv) failure of any successor or assign of the Company to assume in writing the obligations under the plan.
CDK Global has the right to amend or terminate, in whole or in part, any or all of the provisions of the CIC Plan by action of the Board at any time; provided, that, during the two-year period following a change in control, the Company may not amend or terminate the CIC Plan in any manner adverse to participants, except to comply with changes in applicable laws that do not reduce the benefits and payments due in the event of a qualifying termination; and in no event shall any amendment reducing the benefits provided under the CIC Plan or any CIC Plan termination be effective until at least six months after the date of the applicable action by the Board, and in no event shall become effective if a Change in Control occurs during the six-month period.
If Mr. Krzanich becomes entitled to severance benefits under the CIC Plan, he will not be entitled to any severance benefits set forth in his employment agreement as described below.
The CIC Plan supplements, but does not replace, any change in control provision provided for in each applicable equity award agreement.
Corporate Officer Severance Plan
Effective February 2, 2016, the Board established the Corporate Officer Severance Plan, which was subsequently amended and restated effective September 7, 2017 (as amended and restated, the “Severance Plan”), for purposes of involuntary terminations other than for cause in the absence of a change in control. As of June 30, 2020, there were eight eligible participants in the Severance Plan (each, an “Eligible Participant”). All NEOs except for Mr. Krzanich are Eligible Participants. In the event of Mr. Krzanich’s termination without “cause” or resignation with “good cause,” other than due to death or disability, he is entitled to the payments and benefits under his employment agreement as described below.
The Severance Plan provides for the following to each Eligible Participant who is involuntarily terminated by the Company without cause (other than during the two-year period following the occurrence of a change in control):
•	18 months of continued base salary;
•
A prorated annual bonus for the year of termination, based on actual performance for the full fiscal year, but assuming that all non-financial and other subjective and qualitative performance criteria are achieved at target levels;

•
Continued vesting of the Eligible Participant’s stock options during the period of continued base salary payments (the “Severance Period”), and the Eligible Participant will have 60 days following the termination of the Severance Period in which to exercise any vested stock options;

•
Continued vesting of all of the Eligible Participant’s other awards, including, time-based restricted shares, RSUs, and PSUs, during the Severance Period, and any performance-based vesting requirements will remain eligible to be satisfied based on actual achievement of the applicable performance goals during the performance period for each of the then-ongoing award programs;

•
The number of shares of stock (or cash, in the case of cash-settled awards) that the Eligible Participant would have been entitled to receive based on the actual achievement of the applicable performance goals in each of the then-ongoing programs, prorated to reflect the portion of the applicable performance period elapsed through the end of the Severance Period; and

•
We will pay each Eligible Participant a taxable monthly cash amount equal to our proportion of the monthly cost to provide medical, dental, vision and basic life insurance plans to similarly situated active employees as of the date immediately prior to such Eligible Executive's termination date until the earlier of: (i) the date that such Eligible Executive becomes eligible for participation in the respective medical, dental, vision and basic life insurance benefits plans of a subsequent employer; and (ii) twelve (12) months from the date of his or her termination to the extent permitted by law.

Eligible Participants must execute an effective release to obtain the benefits under the Severance Plan.

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

The Severance Plan defines “cause” as:
•
Failure to perform duties (other than due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of duties, to the extent not cured within 15 days following written notice;

•	Engaging in, or being about to engage in, conduct that is injurious to the Company or an affiliate;
•	Conviction of, or a plea of guilty or no contest to, a felony or any crime involving as a material element fraud or dishonesty; or
•	The consistent failure to follow the lawful instructions of the Board or a direct superior, which failure amounts to an intentional and extended neglect of duties to the Company or an affiliate.
The severance payments potentially due to the Eligible Participants are payable solely pursuant to the terms of the Severance Plan (other than if benefits are payable pursuant to the CIC Plan).
Chief Executive Officer Employment Agreement
Mr. Krzanich is party to an employment agreement with the Company, the initial term of which began on November 5, 2018 and ends on November 7, 2021, unless earlier terminated. The employment agreement was designed to induce Mr. Krzanich to accept our offer to become President and Chief Executive Officer of the Company, to provide leadership stability to the Company by providing Mr. Krzanich with long-term incentives to remain as President and Chief Executive Officer for an extended period of time, and to align his interests with our stockholders’ interests by establishing that a substantial majority of his compensation is performance-based.
The key compensation elements contained in Mr. Krzanich’s employment agreement are as follows:
•	an annual base salary of $1,000,000;
•	an annual target incentive cash bonus equal to 150% of his annual base salary;
•
an initial long-term equity incentive grant of: (i) performance stock units (“PSUs”) with a grant date fair value of $8,750,000; (ii) time-vesting stock options with a grant date fair value of $1,875,000; and (iii) performance-vesting stock options with a grant date fair value of $1,875,000; and

•
subsequent target long-term equity incentive compensation for fiscal 2020 and thereafter having an aggregate grant date fair value of approximately $12,500,000. The mix of equity award instruments or value or equity participation in fiscal 2020 and thereafter are to be determined in the sole discretion of the Board.

Under the employment agreement, if Mr. Krzanich’s employment is terminated without “cause” or if Mr. Krzanich resigns with “good reason” (each as defined in the employment agreement), and other than due to death or disability, he will be entitled to receive the severance benefits that would be paid or provided to him pursuant to the Severance Plan, as in effect from time to time, as if he were an Eligible Participant in the Severance Plan, subject to the terms and conditions thereof; provided, that the cash severance benefit payable to him will equal 200% of his annual base salary then in effect, and the severance period thereunder will be the 24-month period following his termination.
As described above, Mr. Krzanich is a participant in the CIC Plan, and, in the event of a “change in control” of the Company and a subsequent qualifying termination, he will not be entitled to any payments or benefits under the employment agreement, and the CIC Plan will govern his rights to severance payments and benefits in connection with such termination.
Mr. Krzanich has agreed, while employed and for a period of 24 months thereafter, not to compete with the Company, not to solicit the Company’s customers, subscribers or suppliers as of the date of his termination of employment, and not to solicit or hire the Company’s employees or former employees within six months after the date they cease to be an employee of the Company. Mr. Krzanich has also agreed to be bound by customary covenants relating to confidentiality, non-disparagement, intellectual property and return of property.

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Potential Payments upon Termination or Change in Control for Mr. Krzanich
Payment Elements	Qualifying Termination Following Change In Control ($)	Death ($)	Disability ($)	Involuntary Termination Without Cause or Voluntary Resignation for Good Reason ($)	Retirement ($)
Termination Payment[1]	7,750,000	—	—	2,769,200	—
Stock Options[2]	—	—	—	—	—
Performance Stock Units[3]	15,628,493	15,628,493	15,628,493	15,628,493	—
Health Coverage[4]	30,121	—	—	15,060	—
Total	23,408,614	15,628,493	15,628,493	18,412,753	—
1.
The amount in the Qualifying Termination Following a Change in Control column includes both: (i) a severance payment equal to $6,250,000 (calculated as 250% of the sum of (a) $1,000,000 (his highest rate of annual salary during either fiscal 2020 or fiscal 2019), and (b) $1,500,000 (his target annual cash bonus opportunity for fiscal 2020)); and (ii) a bonus payment equal to $1,500,000 (if the full fiscal year was not completed the bonus would be multiplied by a fraction representing the number of days he was employed during the fiscal year divided by 366).

The Involuntary Termination Without Cause or Voluntary Resignation for Good Reason payment includes both: (i) a severance payment equal to $2,000,000 (calculated as 200% of his annual base salary in effect on June 30, 2020; and (ii) a bonus payment equal to $769,200 (his annual cash bonus he would have been eligible for for fiscal 2020 had he not voluntarily elected to forgo his fiscal 2020 bonus, and is based on actual performance for the full fiscal year, but assuming that all non-financial and other subjective and qualitative performance criteria are achieved at target levels). Both the Qualifying Termination Following a Change in Control and Involuntary Termination Without Cause or Voluntary Resignation for Good Reason payment are calculated without regard to Mr. Krzanich's decision to forgo all but $0.24 of his salary during the fourth quarter of fiscal 2020.
2.
The amounts in the Qualifying Termination Following a Change in Control, Death, and Disability columns represent the value of all unvested options that would become fully vested and exercisable upon the applicable event occurring on June 30, 2020, based on the closing stock price of a share of our common stock of $41.42 per share. The amount in the Involuntary Termination Without Cause column represents the value of unvested stock options as of June 30, 2020, that will continue to vest during the 24-month severance period based on the closing stock price of a share of our common stock of $41.42 per share.

3.
The amount in the Qualifying Termination Following a Change in Control column represents the amount attributable to all outstanding PSUs deeming performance goals of this program to be achieved at 100% of target rate and including dividend equivalents accumulated as of June 30, 2020. The amounts in the Death and Disability columns represent the value of vesting the outstanding PSUs that Mr. Krzanich (or his estate, as applicable) is eligible to receive upon the occurrence of the events on June 30, 2020, which represent the vesting of the target fiscal 2019 and 2020 PSUs and dividend equivalents accumulated as of June 30, 2020.

The amount in the Involuntary Termination Without Cause or Voluntary Resignation for Good Reason column represents the value of the fiscal 2019 and 2020 PSUs outstanding as of June 30, 2020, that will continue to vest during the 24-month severance period. The fiscal 2019 and 2020 PSUs are assumed to vest at 100% of target rate including dividend equivalents accumulated as of June 30, 2020, as the performance periods are incomplete. However, these PSUs will vest based on actual performance upon the occurrence of the stated event.
The amounts in all columns assume the PSUs vested on June 30, 2020, when the closing stock price of a share of our common stock was $41.42 per share.
4.
The amounts represent the estimated cost to continue the medical, dental, and life insurance premiums payable by the Company for 24 months pursuant to the CIC Plan and the estimated cost to provide the cash benefits payment for 12 months pursuant to the Severance Plan.

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Potential Payments upon Termination or Change in Control for Mr. Tautges
Payment Elements	Qualifying Termination Following Change In Control ($)	Death ($)	Disability ($)	Involuntary Termination Without Cause ($)	Retirement ($)
Termination Payment[1]	3,168,000	—	—	1,375,373	—
Stock Options[2]	—	—	—	—	—
Restricted Stock[3]	166,923	—	—	166,923	—
Restricted Stock Units[3]	797,294	797,294	797,294	599,555	—
Performance Stock Units[4]	2,129,866	2,129,866	2,129,866	1,898,799	—
Health Coverage[5]	18,830	—	—	12,553	—
Total	6,280,913	2,927,160	2,927,160	4,053,203	—
1.
The amount in the Qualifying Termination Following a Change in Control column includes both: (i) a severance payment equal to $2,592,000 (calculated as 200% of the sum of (a) $720,000 (his highest rate of annual salary during either fiscal 2020 or fiscal 2019 and (b) $576,000 (his target annual cash bonus opportunity for fiscal 2020)); and (ii) a bonus payment equal to $576,000 (if the full fiscal year was not completed the bonus would be multiplied by a fraction representing the number of days he was employed during the fiscal year divided by 366).

The Involuntary Termination Without Cause payment includes both: (i) a severance payment equal to $1,080,000 (calculated as 150% of his annual base salary in effect on June 30, 2020); and (ii) a bonus payment equal to $295,373 (his actual annual cash bonus earned for fiscal 2020 based on actual performance for the full fiscal year, but assuming that all non-financial and other subjective and qualitative performance criteria are achieved at target levels).
2.
The amounts in the Qualifying Termination Following a Change in Control, Death, and Disability columns represent the value of all unvested options that would become fully vested and exercisable upon the applicable event occurring on June 30, 2020, based on the closing stock price of a share of our common stock of $41.42 per share. The amount in the Involuntary Termination Without Cause column represents the value of unvested stock options as of June 30, 2020, that will continue to vest during the 18-month severance period based on the closing stock price of a share of our common stock of $41.42 per share.

3.
The amount in the Qualifying Termination Following a Change in Control column represents the value of time-based restricted stock and restricted stock unit (RSU) awards outstanding as of June 30, 2020, using the closing stock price of a share of our common stock of $41.42, and excludes the RSU accrued cash dividend value of $11,618. Restricted stock awards are forfeited upon termination for Death and Disability. The RSU awards would have full accelerated vesting as of the June 30, 2020 event date. The amount in the Involuntary Termination Without Cause column represents the value of unvested restricted stock and RSU awards as of June 30, 2020, that will continue to vest during the 18-month severance period based on the closing stock price of a share of our common stock of $41.42 per share, and excludes the RSU accrued cash dividend value of $9,470.

4.
The amount in the Qualifying Termination Following a Change in Control column represents the amount attributable to all outstanding PSUs deeming performance goals of this program to be achieved at 100% of target rate and including dividend equivalents accumulated as of June 30, 2020. The amounts in the Death and Disability columns represent the value of vesting of outstanding PSUs that Mr. Tautges (or his estate, as applicable) is eligible to receive upon the occurrence of the events on June 30, 2020, 100% of the fiscal 2019 and 2020 PSUs, and dividend equivalents accumulated as of June 30, 2020.

The amount in the Involuntary Termination Without Cause column represents the value of the fiscal 2019 and 2020 PSUs outstanding as of June 30, 2020, that will continue to vest during the 18-month severance period. The fiscal 2019 and 2020 PSUs are assumed to vest at 100% of target rate including dividend equivalents accumulated as of June 30, 2020, as the performance periods are incomplete. However, these PSUs will vest based on actual performance upon the occurrence of the stated event.
The amounts in all columns assume the PSUs vested on June 30, 2020, when the closing stock price of a share of our common stock was $41.42 per share.
5.
The amounts represent the estimated cost to continue the medical, dental, and life insurance premiums payable by the Company for 18 months pursuant to the CIC Plan and the estimated cost to provide the cash benefits payment for 12 months pursuant to the Severance Plan.

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Potential Payments upon Termination or Change in Control for Mr. Shah
Payment Elements	Qualifying Termination Following Change In Control ($)	Death ($)	Disability ($)	Involuntary Termination Without Cause ($)	Retirement ($)
Termination Payment[1]	2,684,000	—	—	1,165,246	—
Stock Options[2]	—	—	—	—	—
Restricted Stock Units[3]	556,353	556,353	556,353	400,200	—
Performance Stock Units[4]	1,105,918	1,105,918	1,105,918	951,878	—
Health Coverage[5]	18,689	—	—	12,459	—
Total	4,364,960	1,662,271	1,662,271	2,529,783	—
1.
The amount in the Qualifying Termination Following a Change in Control column includes both: (i) a severance payment equal to $2,196,000 (calculated as 200% of the sum of (a) $610,000 (his highest rate of annual salary during either fiscal 2020 or 2019) and (b) $488,000 (his target annual cash bonus opportunity for fiscal 2020)); and (ii) a bonus payment equal to $488,000 (if the full fiscal year was not completed the bonus would be multiplied by a fraction representing the number of days he was employed during the fiscal year divided by 366).

The Involuntary Termination Without Cause payment includes both: (i) a severance payment equal to $915,000 (calculated as 150% of his annual base salary in effect on June 30, 2020); and (ii) a bonus payment equal to $250,246 (his actual annual cash bonus earned for fiscal 2020 based on actual performance for the full fiscal year, but assuming that all non-financial and other subjective and qualitative performance criteria are achieved at target levels).
2.
The amounts in the Qualifying Termination Following a Change in Control, Death, and Disability columns represent the value of all unvested options that would become fully vested and exercisable upon the applicable event occurring on June 30, 2020, based on the closing stock price of a share of our common stock of $41.42 per share. The amount in the Involuntary Termination Without Cause column represents the value of unvested stock options as of June 30, 2020, that will continue to vest during the 18-month severance period based on the closing stock price of a share of our common stock of $41.42 per share.

3.
The amount in the Qualifying Termination Following a Change in Control column represents the value of time-based restricted stock unit (RSU) awards outstanding as of June 30, 2020, using the closing stock price of a share of our common stock of $41.42, and excludes the accrued cash dividend value of $7,210. These awards are fully accelerated upon termination for Death and Disability. The amount in the Involuntary Termination Without Cause column represents the value of unvested RSU awards as of June 30, 2020 that will continue to vest during the 18-month severance period based on the closing stock price of a share of our common stock of $41.42 per share, and excludes the accrued cash dividend value of $5,337.

4.
The amount in the Qualifying Termination Following a Change in Control column represents the amount attributable to all outstanding PSUs deeming performance goals of this program to be achieved at 100% of target rate and including dividend equivalents accumulated as of June 30, 2020. The amounts in the Death and Disability columns represent the value of vesting the outstanding PSUs that Mr. Shah (or his estate, as applicable) is eligible to receive upon the occurrence of the events on June 30, 2020, which represent 100% of the target fiscal 2019 and 2020 PSUs and dividend equivalents accumulated as of June 30, 2020.

The amount in the Involuntary Termination Without Cause column represents the value of the fiscal 2019 and 2020 PSUs outstanding as of June 30, 2020 that will continue to vest during the 18-month severance period. The fiscal 2019 and 2020 PSUs are assumed to vest at 100% of target rate including dividend equivalents accumulated as of June 30, 2020, since the performance periods are incomplete. However, these PSUs will vest based on actual performance upon the occurrence of the stated event.
The amounts in all columns assume the PSUs vested on June 30, 2020, when the closing stock price of a share of our common stock was $41.42 per share.
5.
The amounts represent the estimated cost to continue the medical, dental, and life insurance premiums payable by the Company for 18 months pursuant to the CIC Plan and the estimated cost to provide the cash benefits payment for 12 months pursuant to the Severance Plan.

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Potential Payments upon Termination or Change in Control for Ms. Byrne
Payment Elements	Qualifying Termination Following Change In Control ($)	Death ($)	Disability ($)	Involuntary Termination Without Cause ($)	Retirement ($)
Termination Payment[1]	1,520,000	—	—	723,072	—
Stock Options[2]	—	—	—	—	—
Restricted Stock Units[3]	364,620	364,620	364,620	265,751	—
Performance Stock Units[4]	943,151	943,151	943,151	827,617	—
Health Coverage[5]	21,923	—	—	14,615	—
Total	2,849,694	1,307,771	1,307,771	1,831,055	—
1.
The amount in the Qualifying Termination Following a Change in Control column includes both: (i) a severance payment equal to $1,280,000 (calculated as 200% of the sum of (a) $400,000 (her highest rate of annual salary during either fiscal 2020 or fiscal 2019) and (b) $240,000 (her target annual cash bonus opportunity for fiscal 2020)); and (ii) a bonus payment equal to $240,000 (if the full fiscal year was not completed the bonus would be multiplied by a fraction representing the number of days she was employed during the fiscal year divided by 366).

The Involuntary Termination Without Cause payment includes both: (i) a severance payment equal to $600,000 (calculated as 150% of her annual base salary in effect on June 30, 2020); and (ii) a bonus payment equal to $123,072 (her actual annual cash bonus earned for fiscal 2020 based on actual performance for the full fiscal year, but assuming that all non-financial and other subjective and qualitative performance criteria are achieved at target levels).
2.
The amounts in the Qualifying Termination Following a Change in Control, Death, and Disability columns represent the value of all unvested options that would become fully vested and exercisable upon the applicable event occurring on June 30, 2020, based on the closing stock price of a share of our common stock of $41.42 per share. The amount in the Involuntary Termination Without Cause column represents the value of unvested stock options as of June 30, 2020, that will continue to vest during the 18-month severance period based on the closing stock price of a share of our common stock of $41.42 per share.

3.
The amount in the Qualifying Termination Following a Change in Control column represents the value of time-based restricted stock unit (RSU) awards outstanding as of June 30, 2020, using the closing stock price of a share of our common stock of $41.42, and excludes the RSU accrued cash dividend value of $4,947. These awards are fully accelerated upon termination for Death and Disability. The amount in the Involuntary Termination Without Cause column represents the value of unvested restricted stock and RSU awards as of June 30, 2020, that will continue to vest during the 18-month severance period based on the closing stock price of a share of our common stock of $41.42 per share, and excludes the RSU accrued cash dividend value of $3,872.

4.
The amount in the Qualifying Termination Following a Change in Control column represents the amount attributable to all outstanding PSUs deeming performance goals of this program to be achieved at 100% of target rate and including dividend equivalents accumulated as of June 30, 2020. The amounts in the Death and Disability columns represent the value of vesting the outstanding PSUs that Ms. Byrne (or her estate, as applicable) is eligible to receive upon the occurrence of the events on June 30, 2020, which represent 100% of the target fiscal 2019 and 2020 PSUs and dividend equivalents accumulated as of June 30, 2020.

The amount in the Involuntary Termination Without Cause column represents the value of the fiscal 2019 and 2020 PSUs outstanding as of June 30, 2020 that will continue to vest during the 18-month severance period. The fiscal 2019 and 2020 PSUs are assumed to vest at 100% of target rate including dividend equivalents accumulated as of June 30, 2020, since the performance periods are incomplete. However, these PSUs will vest based on actual performance upon the occurrence of the stated event.
The amounts in all columns assume the PSUs vested on June 30, 2020, when the closing stock price of a share of our common stock was $41.42 per share.
5.
The amounts represent the estimated cost to continue the medical, dental, and life insurance premiums payable by the Company for 18 months pursuant to the CIC Plan and the estimated cost to provide the cash benefits payment for 12 months pursuant to the Severance Plan.

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Potential Payments upon Termination or Change in Control for Mr. Brunz
Payment Elements	Qualifying Termination Following Change In Control ($)	Death ($)	Disability ($)	Involuntary Termination Without Cause ($)	Retirement ($)
Termination Payment[1]	1,634,000	—	—	777,302	—
Stock Options[2]	—	—	—	—	—
Restricted Stock[3]	166,923	—	—	166,923	—
Restricted Stock Units[3]	331,650	331,650	331,650	243,757	—
Performance Stock Units[4]	865,401	865,401	865,401	762,707	—
Health Coverage[5]	21,998	—	—	14,665	—
Total	3,019,972	1,197,051	1,197,051	1,965,354	—
1.
The amount in the Qualifying Termination Following a Change in Control column includes both: (i) a severance payment equal to $1,376,000 (calculated as 200% of the sum of (a) $430,000 (his highest rate of annual salary during either fiscal 2020 or fiscal 2019) and (b) $258,000 (his target annual cash bonus opportunity for fiscal 2020)); and (ii) a bonus payment equal to $258,000 (if the full fiscal year was not completed the bonus would be multiplied by a fraction representing the number of days he was employed during the fiscal year divided by 366).

The Involuntary Termination Without Cause payment includes both: (i) a severance payment equal to $645,000 (calculated as 150% of his annual base salary in effect on June 30, 2020); and (ii) a bonus payment equal to $132,302 (his actual annual cash bonus earned for fiscal 2020 based on actual performance for the full fiscal year, but assuming that all non-financial and other subjective and qualitative performance criteria are achieved at target levels).
2.
The amounts in the Qualifying Termination Following a Change in Control, Death, and Disability columns represent the value of all unvested options that would become fully vested and exercisable upon the applicable event occurring on June 30, 2020, based on the closing stock price of a share of our common stock of $41.42 per share. The amount in the Involuntary Termination Without Cause column represents the value of unvested stock options as of June 30, 2020, that will continue to vest during the 18-month severance period based on the closing stock price of a share of our common stock of $41.42 per share.

3.
The amount in the Qualifying Termination Following a Change in Control column represents the value of time-based restricted stock and restricted stock unit (RSU) awards outstanding as of June 30, 2020, using the closing stock price of a share of our common stock of $41.42, and excludes the RSU accrued cash dividend value of $4,588. Restricted stock awards are forfeited upon termination for Death and Disability, and RSU awards would have full accelerated vesting as of the June 30, 2020 event date. The amount in the Involuntary Termination Without Cause column represents the value of unvested restricted stock and RSU awards as of June 30, 2020, that will continue to vest during the 18-month severance period based on the closing stock price of a share of our common stock of $41.42 per share, and excludes the RSU accrued cash dividend value of $3633.

4.
The amount in the Qualifying Termination Following a Change in Control column represents the amount attributable to all outstanding PSUs deeming performance goals of this program to be achieved at 100% of target rate and including dividend equivalents accumulated as of June 30, 2020. The amounts in the Death and Disability columns represent the value of vesting the outstanding PSUs that Mr. Brunz (or his estate, as applicable) is eligible to receive upon the occurrence of the events on June 30, 2020, which represent 100% of the target fiscal 2019 and 2020 PSUs and dividend equivalents accumulated as of June 30, 2020.

The amount in the Involuntary Termination Without Cause column represents the value of the fiscal 2019 and 2020 PSUs outstanding as of June 30, 2020 that will continue to vest during the 18-month severance period. The fiscal 2019 and 2020 PSUs are assumed to vest at 100% of target rate including dividend equivalents accumulated as of June 30, 2020, since the performance periods are incomplete. However, these PSUs will vest based on actual performance upon the occurrence of the stated event.
The amounts in all columns assume the PSUs vested on June 30, 2020, when the closing stock price of a share of our common stock was $41.42 per share.
5.
The amounts represent the estimated cost to continue the medical, dental, and life insurance premiums payable by the Company for 18 months pursuant to the CIC Plan and the estimated cost to provide the cash benefits payment for 12 months pursuant to the Severance Plan.

PROPOSAL 2: AN ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

EQUITY COMPENSATION PLAN INFORMATION
As of June 30, 2020, our equity securities were authorized for issuance under the 2014 Plan. The 2014 Plan was originally adopted by the Board on September 30, 2014 and was approved by our stockholders on November 6, 2015. The 2014 Plan was amended on September 9, 2015 and January 18, 2017.
Plan category	Securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column (#))
Equity compensation plans approved by stockholders	2,439,825	48.3	5,491,525
Equity compensation plans not approved by stockholders	—	—	—
Total	2,439,825	48.30	5,491,525
PAY RATIO DISCLOSURE
Pursuant to SEC rules, we are required to disclose in this proxy statement the ratio of the annual total compensation of Mr. Krzanich, our Chief Executive Officer, to the median of the annual total compensation of all of our employees (excluding Mr. Krzanich). We determined that Mr. Krzanich’s fiscal 2020 annual total compensation was $7,737,604, the median of the fiscal 2020 annual total compensation of all of our employees (excluding Mr. Krzanich) was $74,294, and the ratio of these amounts was 104 to 1. For purposes of calculating this ratio, the value of employer provided non-discriminatory health benefits was included in the annual total compensation of each of Mr. Krzanich and the median employee. The Company believes that the foregoing ratio is a reasonable estimate determined in accordance with SEC rules.
Under the SEC rules, companies may identify the median annual total compensation using a wide variety of methods including reasonable assumptions and estimations. It is therefore difficult to compare our ratio to the ratio of other companies. As our employee population remained largely unchanged we reviewed the compensation of our median employee identified for the fiscal 2019 pay ratio disclosure. To identify our fiscal 2019 median employee, we began by considering each of the approximately 9,200 individuals employed by us worldwide on April 1, 2019. We then calculated the target total direct compensation (which we define as base salary or wages plus target cash bonus or commission and long-term incentive target) for each individual during fiscal 2019 to identify our median employee. To calculate the target total direct compensation for any employee that we paid in currency other than U.S. Dollars, we then applied the applicable currency conversions. Our median employee identified in 2019 was no longer considered to be the median employee for fiscal 2020 based on their change in compensation in fiscal 2020. We then selected the next employee from our population as of April 1, 2019 whose target total direct compensation was very close in comparison to the 2019 median identified employee.

AUDIT COMMITTEE MATTERS
PROPOSAL 3: RATIFY THE APPOINTMENT OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2021
The audit committee has appointed Deloitte & Touche LLP (“Deloitte”), an independent registered public accounting firm, to audit our financial statements for fiscal 2021, and recommended to the Board that it approve that appointment. We are submitting the appointment by the audit committee to you for your ratification.
The Board recommends that the stockholders vote FOR the ratification of the appointment of Deloitte as our independent auditor.
INDEPENDENT ACCOUNTING FIRM INDEPENDENCE AND FEE PRE-APPROVAL POLICIES AND PROCEDURES
The audit committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The audit committee has retained Deloitte as our external audit firm since we became a stand-alone public company in 2014. In order to assure continuing external auditor independence, the audit committee periodically considers whether there should be a rotation of the audit firm. Based on its most recent evaluation of Deloitte, the members of the audit committee believe that the continued retention of Deloitte to serve as our independent registered public accounting firm is in our best interests and in the best interests of our stockholders.
The audit committee has adopted a policy requiring that all audit and non-audit services provided by our independent registered public accounting firm be pre-approved by the audit committee and all services provided to us by Deloitte in fiscal 2020 were pre-approved consistent with that policy. Our Independent Auditor may only perform non-prohibited, non-audit services that have been specifically approved in advance by the audit committee, regardless of the dollar value of the services to be provided. In addition, before the audit committee will consider granting its approval, our management must have determined that such specific non-prohibited, non-audit services can be best performed by our independent auditor based, for example, on their in-depth knowledge of our business, processes, and policies. The audit committee, as part of its approval process, considers the potential impact of any proposed work on our independent auditor's independence. All audit and non-audit services were pre-approved by the audit committee, and the audit committee is ultimately responsible for audit fee negotiations associated with the retention of Deloitte.
The audit committee’s audit approval policy provides for pre-approval of all audit and non-audit services that are specifically described on an annual basis to the audit committee. Audit-related and non-audit services are annually pre-approved up to a pre-established threshold. Any engagements that, individually or in the aggregate, are anticipated to exceed pre-established thresholds must be separately approved. The policy authorizes the audit committee to delegate to one or more of its members pre-approval authority with respect to permitted services, so long as such pre-approvals are reported to the full audit committee at its next scheduled meeting.
The audit committee has also determined that Deloitte’s provision of services was compatible with maintaining Deloitte’s independence.
Representatives of Deloitte will be at the Annual Meeting to answer your questions and will have the opportunity to make a statement if they so desire.
If you do not ratify the appointment of Deloitte, the audit committee will reconsider its appointment, although in the event of reconsideration, the audit committee may determine that Deloitte should continue in its role. Even if you do ratify the appointment, the audit committee retains its discretion to reconsider its appointment if it believes that reconsideration is necessary in our best interests and in the best interests of our stockholders.

AUDIT COMMITTEE MATTERS

FEES OF INDEPENDENT ACCOUNTING FIRM
The following table summarizes the aggregate fees incurred to Deloitte for services rendered during fiscal 2020 and 2019.
Types of Fees (in thousands)	Fiscal 2020	Fiscal 2019
Audit Fees[1]	$ 3,609	$ 4,374
Audit Related Fees[2]	$568	$289
Tax Fees[3]	$881	$50
All Other Fees	—	—
1.
Represents the aggregate fees and expenses incurred for the audit of our consolidated financial statements as of and for the fiscal years ended June 30, 2020 and 2019 and the reviews of the condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q during those fiscal years, services provided in connection with statutory and regulatory filings for the fiscal year, and consultations on technical matters. The fiscal 2019 amount includes $130,000 of audit fees billed after October 10, 2019, the date that our proxy statement for our 2019 Annual Meeting was filed with the SEC.

2.
Represents the aggregate fees incurred for audit and other services that are typically performed by auditors. The fiscal 2020 amount includes audit - related fees for due diligence services associated with strategic investments and transactions. The fiscal 2019 amount includes $11,000 of audit related fees billed after October 10, 2019, the date that our proxy statement for our 2019 Annual Meeting was filed with the SEC.

3.	Represents the aggregate fees incurred for tax compliance, consulting, and related services. The fiscal 2020 amount includes tax fees for international tax planning and advisory services.
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The audit committee oversees the Company's financial management, independent auditor and financial reporting procedures on behalf of the Board. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the Company's audited financial statements with management, which has primary responsibility for the preparation of the financial statements. In performing its review, the audit committee discussed the propriety of the Company's application of accounting principles, the reasonableness of significant judgments and estimates used in the preparation of the financial statements, and the clarity of disclosures in the financial statements. Management represented to the audit committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the United States. The audit committee also reviewed and discussed the Company's audited financial statements with Deloitte, which is responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles in accordance with standards of the Public Company Accounting Oversight Board (“PCAOB”).
The audit committee reviewed Deloitte’s Report of Independent Registered Public Accounting Firm included in the Company's Annual Report on Form 10-K for fiscal 2020 related to its audit of the consolidated financial statements and financial statement schedule.
The audit committee has discussed with Deloitte the matters that are required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, Deloitte has provided to the audit committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding Deloitte’s communications with the audit committee concerning independence, and the audit committee discussed with Deloitte the firm’s independence, including the matters in those written disclosures. The audit committee also considered whether Deloitte’s provision of non-audit services to us and our affiliates and the fees and costs billed and expected to be billed by Deloitte for those services, is compatible with Deloitte’s independence. The audit committee has discussed with our internal auditors and with Deloitte, with and without management present, their respective evaluations of our internal control over financial reporting and the overall quality of our financial reporting.
The audit committee conducted its own self-evaluation and evaluation of the services provided by Deloitte during fiscal 2020. Based on its evaluation of Deloitte, the audit committee reappointed Deloitte as the Company’s independent registered public accounting firm for fiscal 2021.
Based on the considerations referred to above, the audit committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for fiscal 2020, for filing with the SEC.
Audit Committee of the Board
Frank S. Sowinski, Chair
Robert E. Radway
Stephen F. Schuckenbrock

OWNERSHIP OF AND TRADING IN OUR STOCK
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table provides information as of September 18, 2020 (the “Table Date”) with respect to the beneficial ownership of our common stock by: (i) all stockholders that are known to us to be the beneficial owners of more than 5% of the outstanding shares of our common stock; (ii) each director; (iii) each NEO; and (iv) all current directors and executive officers as a group. Unless otherwise indicated in the footnotes following the table: (a) each person listed below has sole voting and investment power over the shares of common stock shown as beneficially owned; and (b) the address for each beneficial owner listed below is: c/o CDK Global, 1950 Hassell Road, Hoffman Estates, IL 60169.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]	Percent of Class[1]
5% Stockholders
Blackrock, Inc.[2]	15,957,863	13.11%
The Vanguard Group, Inc.[3]	12,348,299	10.15%
State Street Corporation[4]	6,330,080	5.20%

Management
Leslie A. Brun[5]	63,429	*
Willie A. Deese[5]	38,302	*
Amy J. Hillman[5]	45,437	*
Stephen A. Miles[6]	30,754	*
Robert E. Radway[5]	42,512	*
Stephen F. Schuckenbrock[6]	15,821	*
Frank S. Sowinski[5]	38,635	*
Eileen J. Voynick[6]	13,688	*
Brian Krzanich[7]	209,483	*
Joseph A. Tautges[8]	41,186	*
Mahesh Shah[9]	11,063	*
Amy W. Byrne[10]	9,491	*
Lee J. Brunz[11]	73,908	*
All current directors and executive officers as a group (14 persons)[12]	647,045	*
∗
Represents less than 1% of the issued and outstanding shares of our common stock as of the Table Date. The number of shares outstanding, excluding treasury shares, of our common stock as of the Table Date was 121,695,513.

1.
The amounts and percentages of common stock beneficially owned are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities. Share amounts are rounded to the nearest whole number.

2.
Information is furnished in reliance on the Schedule 13G/A of Blackrock, Inc. (“Blackrock”) filed on February 4, 2020. In such Schedule 13G/A filing, BlackRock lists its address as 55 East 52nd Street, New York, NY 10022, and indicates that it has sole voting power with respect to 14,940,374 shares of our common stock and sole dispositive power with respect to 15,957,863 shares of our common stock.

OWNERSHIP OF AND TRADING IN OUR STOCK

3.
Information is furnished in reliance on the Schedule 13G/A of The Vanguard Group, Inc. (“Vanguard”) filed on April 9, 2020. In such Schedule 13G/A filing, Vanguard lists its address as 100 Vanguard Blvd., Malvern, PA 19355, and indicates that it has shared voting power with respect to 166,013 shares of our common stock, sole dispositive power with respect to 12,009,919 shares of our common stock, and shared dispositive power with respect to 338,380 shares of our common stock.

4.
Information is furnished in reliance on the Schedule 13G of State Street Corporation (State Street”) filed on February 13, 2020. In such Schedule 13G filing, State Street lists its address as State Street Financial Center, One Lincoln Street, Boston, MA 02111, and indicates that it has shared voting power with respect to 5,746,896 shares of our common stock and shared dispositive power with respect to 6,330,080 shares of our common stock.

5.
Includes 15,384 shares that may be acquired under stock options and 3,511 RSUs that represent a like number of shares of our common stock and for which the restriction will lapse within 60 days of the Table Date.

6.	Includes 3,511 RSUs that represent a like number of shares of our common stock and for which the restriction will lapse within 60 days of the Table Date.
7.	Includes 49,135 shares that may be acquired under stock options that will vest within 60 days of the Table Date.
8.	Includes 18,690 shares that may be acquired under stock options.
9.	Includes 5,572 shares that may be acquired under stock options.
10.	Includes 5,890 shares that may be acquired under stock options.
11.	Includes 41,109 shares that may be acquired under stock options.
12.	Includes 369,738 shares that may be acquired under stock options and 49,135 options and 28,088 RSUs that will vest within 60 days of the Table Date.
DEADLINES FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS
EXCHANGE ACT RULE 14A-8 PROPOSALS
If a stockholder intends to submit any proposal for inclusion in our proxy materials for our 2021 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Exchange Act the proposal must be received by our corporate secretary no later than May 31, 2021. To be eligible to submit such a proposal for inclusion in our proxy materials for an annual meeting of stockholders pursuant to Rule 14a-8, a stockholder must be a holder of either (i) at least $2,000 in market value or (ii) 1% of our shares of common stock entitled to be voted on the proposal, and must have held such shares for at least one year, and continue to hold those shares through the date of such annual meeting of stockholders. Such proposal must also meet the other requirements of the rules of the SEC relating to stockholders’ proposals, including Rule 14a-8, including the permissible number and length of proposals, the circumstances in which we are permitted to exclude proposals and other matters governed by such rules and regulations.
DIRECTOR NOMINATION FOR INCLUSION IN OUR PROXY MATERIALS (PROXY ACCESS)
A stockholder (or a group of up to 20 stockholders) who has owned at least 3% of our shares continuously for at least three years and has complied with the other requirements in our amended and restated by-laws may nominate and include in our proxy materials director nominees constituting up to the greater of two director nominees or 20% of our Board. Written notice of a proxy access nomination for consideration at our 2020 Annual Meeting must be received no later than May 31, 2021 and no earlier than May 1, 2021.

OWNERSHIP OF AND TRADING IN OUR STOCK

OTHER PROPOSALS AND NOMINATIONS
Apart from the requirements of Exchange Act Rule 14a-8 and our proxy access by-law that address the inclusion of stockholder proposals or stockholder nominees in our proxy materials, under our amended and restated by-laws, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders.
We must receive the written notice of your intention to introduce a nomination or proposed item of business at our 2021 Annual Meeting:
•	no earlier than 120 days and no later than 90 days before the first anniversary of our 2020 Annual Meeting; or
•
in the event that date of such annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of our 2020 Annual Meeting, (i) no earlier than 120 days before such annual meeting and (ii) no later than the later of 90 days before such annual meeting and the tenth day after the day on which the notice of such annual meeting was made by mail or public disclosure.

Assuming that our 2021 Annual Meeting is not advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of our 2020 Annual Meeting, we must receive notice of your intention to introduce a nomination or other item of business at the 2020 Annual Meeting by August 14, 2021 and no earlier than July 15, 2021.
ADDITIONAL REQUIREMENTS
To be in proper form, a stockholder’s notice must also include the information specified in our amended and restated by-laws. You may contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.
If a stockholder’s nomination or proposal is not in compliance with the requirements set forth in our amended and restated by-laws, we may disregard such nomination or proposal.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Q:	Who may vote at the Annual Meeting?
A:
Holders of our common stock at the close of business on September 18, 2020 (the “Record Date”) may vote at the Annual Meeting. We refer to the holders of our common stock as “stockholders” throughout this proxy statement. Each stockholder is entitled to one vote for each share of common stock held as of the Record Date.

Stockholders at the close of business on the Record Date may examine a list of all stockholders as of the Record Date for any purpose germane to the Annual Meeting for 10 days preceding the Annual Meeting, at our offices in Hoffman Estates, Illinois, and electronically during the Annual Meeting at www.virtualshareholdermeeting.com/CDK2020 when you enter the 16-digit control number we have provided to you.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:
Stockholders of Record. You are a stockholder of record or registered stockholder if, at the close of business on the Record Date, your shares were registered directly in your name with EQ Shareowner Services, our transfer agent.

Beneficial Owner. You are a beneficial owner if, at the close of business on the Record Date, your shares were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals in this proxy statement, but not all. Please see the section titled What if I submit a proxy, but do not specify how my shares are to be voted? for additional information.

Q:	What do I need to do to attend the Annual Meeting on the Internet?
A:
We will be hosting the Annual Meeting via the Internet. It will be a completely virtual meeting. There will be no physical meeting locations. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Any stockholder can attend the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/CDK2020
•	We encourage you to access the Annual Meeting online up to 30 minutes prior to its start time
•	The Annual Meeting starts at 9:00 a.m. central time
•	Please have the 16-digit control number we have provided to you to join the Annual Meeting
•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/CDK2020
•
If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 855-449-0991 (Toll Free) or 720-378-5962 (International Toll). Technical support will be available starting at 7:30 a.m. central time on November 12, 2020 and will remain available until thirty minutes after the meeting has finished.

•	The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.
•
If you wish to submit a question, you may do so in two ways. If you want to ask a question before the Annual Meeting, then beginning at 9:00 a.m. central time on November 9, 2020 and until 11:59 p.m. central time on November 11, 2020, you may log into www.proxyvote.com and enter your 16-digit control number. Once past the login screen, click on “Question for Management,” type in your question, and click “Submit.” Alternatively, if you want to submit your question during the Annual Meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/CDK2020, type your question into the “Ask a Question” field, and click “Submit.”

•
Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to meeting matters and therefore will not be answered. Any questions pertinent to meeting matters that cannot be answered during the Annual Meeting due to time constraints will be posted online and answered at investors.cdkglobal.com. The questions and answers will be available as soon as practical after the Annual Meeting and will remain available until one week after posting.

•	A replay of the Annual Meeting will be available for stockholders on our website through November 12, 2021
Q:	What is the effect of a broker non-vote?
A:
Brokers or other nominees who hold shares of our common stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least 10 days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares.

Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted as votes cast at the Annual Meeting. Therefore, a broker non-vote will not impact our ability to obtain a quorum and will not otherwise affect the outcome of the vote on any of the proposals to be considered at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?
A:
We need a quorum of stockholders to hold the Annual Meeting. A quorum exists when at least a majority of the outstanding shares entitled to vote at the close of business on the Record Date is represented at the Annual Meeting either in person via the Internet or by proxy. On September 18, 2020, there were [121,540,576] shares of our common stock outstanding and entitled to vote (including [0] shares of outstanding unvested restricted stock granted pursuant to the 2014 Plan that are entitled to vote).

Your shares will be counted towards the quorum if you vote by mail, by telephone, or via the Internet either before or during the Annual Meeting. Abstentions and broker non-votes also will count towards the quorum requirement. If a quorum is not met, a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to a later date.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	How many votes are needed to approve the proposals, and what is the effect of abstentions or withheld votes?
A:
On each matter to be voted upon, stockholders have one vote for each share of our common stock owned as of September 18, 2020. Votes will be counted by the inspector of election. The following table summarizes vote requirements and the effect of abstentions and broker non-votes:

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of nine nominees named in the proxy statement as Directors, each for a term of one year	Majority of votes cast	None	None
2	An advisory vote to approve compensation of our named executive officers	Majority of shares present and entitled to vote	Against	None
3	Ratification of the appointment of our independent registered public accountants	Majority of shares present and entitled to vote	Against	None
If you are a stockholder of record and you returned a signed proxy card without marking any selections, your shares will be voted FOR each of the nominees listed in Proposal 1 and FOR the other proposals. If any other matter is properly presented at the Annual Meeting, the proxyholders, will vote your shares in their discretion.
If for some reason any director nominee is unable to serve, or for good cause will not serve if elected, the proxyholders may vote for a substitute nominee recommended by the Board and, unless you indicate otherwise on the proxy card, your shares will be voted in favor of the remaining nominees. If any substitute nominees are designated prior to the Annual Meeting, the Company will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominees required by the rules of the SEC. Alternatively, the Board may reduce the number of directors in accordance with the Company’s Amended and Restated By-laws.
Q:	May I revoke my proxy or change my vote?
A:	If your shares are registered in your name, you may revoke your proxy and change your vote prior to the completion of voting at the Annual Meeting by:
•	submitting a valid, later-dated proxy card or a later-dated vote in accordance with the voting instructions on the Notice of Internet Availability of Proxy Materials in a timely manner; or
•	giving written notice of such revocation to our corporate secretary prior to or at the Annual Meeting or by voting in person via the Internet at the Annual Meeting.
If your shares are held in “street name,” you should contact your bank or broker and follow its procedures for changing your voting instructions. You also may vote in person at the Annual Meeting if you obtain a legal proxy from your bank or broker.
Q:	Can I confirm that my vote was cast in accordance with my instructions?
A:
Stockholders of Record. Our stockholders have the opportunity to confirm that their vote was cast in accordance with their instructions. Vote confirmation is consistent with our commitment to sound corporate governance standards and an important means to increase transparency. Vote confirmation is available 24 hours after your vote is received beginning on October 30, 2020, with the final vote tabulation available through January 11, 2021. You may confirm your vote whether it was cast by proxy card, electronically or telephonically. To obtain vote confirmation, log onto www.proxyvote.com using the 16-digit control number we have provided to you and receive confirmation on how your vote was cast.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Beneficial Owners. If you hold your shares through a bank or brokerage account, we are unable to distinguish between your vote and that of another stockholder beneficially holding shares through the same bank or broker, therefore the confirmation will not confirm whether your bank or broker allocated the correct number of shares to you.

Q:	What is “householding?”
A:
To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our stock but share the same address, we have adopted a procedure known as “householding.” Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Notice of Internet Availability of Proxy Materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you are a registered stockholder and choose to have separate copies of our Notice of Internet Availability of Proxy Materials, proxy statement and Annual Report on Form 10-K mailed to you, you must “opt-out” by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York, 11717 or by calling 1-866-540-7095, and we will cease householding all such disclosure documents within 30 days. If we do not receive instructions to remove your accounts from this service, your accounts will continue to be “householded” until we notify you otherwise. If you hold your shares through a bank or brokerage account, information regarding householding of disclosure documents should have been forwarded to you by your bank or broker.

You can also contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future.

Q:	Is my vote confidential?
A:
Proxies and ballots identifying the vote of individual stockholders will be kept confidential from our management and directors, except as necessary to meet legal requirements in cases where stockholders request disclosure or in a contested election.

Q:	Who will count the votes?
A:	We have retained independent inspectors of election who will count the shares voted including shares voted during the Annual Meeting and will certify the election results.
Q:	What happens if the Annual Meeting is adjourned or postponed?
A:
Your proxy will still be effective and will be voted at the rescheduled or adjourned Annual Meeting. You will still be able to change or revoke your proxy until the rescheduled or adjourned Annual Meeting.

Q:	Who is paying for the costs of this proxy solicitation?
A:
Your proxy is being solicited by and on behalf of the Board. The expense of preparing, printing, and providing this proxy solicitation will be borne by us. Certain of our directors, officers, representatives, and employees may solicit proxies by telephone and personal interview. Such individuals will not receive additional compensation from us for solicitation of proxies, but may be reimbursed by us for reasonable out-of-pocket expenses in connection with such solicitation. In accordance with the regulations of the SEC, banks, brokers and other custodians, nominees, and fiduciaries also will be reimbursed by us, as

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

necessary, for their reasonable expenses for sending proxy solicitation materials to the beneficial owners of common stock. Copies of the proxy materials will be supplied to brokers and other nominees for the purpose of soliciting proxies from beneficial owners, and we will reimburse such brokers or other nominees for their reasonable expenses.

Q:	Where can I find the voting results of the Annual Meeting?
A:
The preliminary voting results will be announced at the Annual Meeting. The final voting results, which are tallied by independent tabulators and certified by independent inspectors, will be published in our current report on Form 8-K, which we are required to file with the SEC within four business days following the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

CDK Global

ATTN: SECRETARY
1950 HASSELL RD
HOFFMAN ESTATES, ILLINOIS 60169

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CDK2020**

You may participate in the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. There will be no physical location at which stockholders may attend the Meeting.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D24062-P44023

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CDK GLOBAL, INC.

The Board of Directors recommends you vote FOR the listed nominees, and FOR Proposals 2 and 3.

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Leslie A. Brun	☐	☐	☐
1b. Willie A. Deese	☐	☐	☐
1c. Amy J. Hillman	☐	☐	☐
1d. Brian M. Krzanich	☐	☐	☐
1e. Stephen A. Miles	☐	☐	☐
1f. Robert E. Radway	☐	☐	☐
1g. Stephen F. Schuckenbrock	☐	☐	☐
1h. Frank S. Sowinski	☐	☐	☐
1i. Eileen J. Voynick	☐	☐	☐

	For	Against	Abstain
2. Advisory vote to approve the compensation of the Named Executive Officers.	☐	☐	☐
3. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2021.	☐	☐	☐

NOTE: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting of Stockholders: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D24063-P44023

Proxy – CDK Global, Inc.

Proxy Solicited on behalf of the Board of Directors for Virtual Annual Meeting of Stockholders – November 12, 2020
The undersigned hereby appoints Brian M. Krzanich and Lee J. Brunz, or either of them, as proxy, each with the power of substitution, to represent and vote the shares of common stock which the undersigned is entitled to vote on all matters, unless the contrary intent is indicated on the reverse side hereof, with all powers which the undersigned would possess if personally present at the CDK Global, Inc. Virtual Annual Meeting of Stockholders to be held online at 9:00 a.m. Central Time on November 12, 2020 or at any postponement(s) or adjournment(s) thereof.

The proxies shall vote the shares represented by this Proxy in the manner indicated on the reverse side hereof. **Unless a contrary direction is indicated, the proxies shall vote the shares (a) "FOR" the election as directors of all the nominees named in the Proxy Statement and listed on the reverse side hereof or any person selected by the Board of Directors in substitution of any of the nominees (Proposal 1), and (b) "FOR" Proposals 2 and 3, each of which is set forth in the Proxy Statement.**

In the discretion of the proxies, the proxies are authorized to vote upon such other business as may properly come before the meeting.

SEE REVERSE SIDE

(Continued and to be voted on reverse side)

SEE REVERSE SIDE